Exhibit 99.1

SECOND QUARTER 2012

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 27 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking

•	Traditional lending and deposit taking, investments, financial planning, trust services, asset management, and cash management

•	Correspondent banking which provides credit, depository, and other banking related services to other financial institutions

Capital Markets

•	Fixed income sales, trading, and strategies for institutional clients in the U.S. and abroad

•	Other capital markets products such as portfolio advisory, derivatives, and loan trading

Corporate

•

Executive management, enterprise-wide risk management, corporate, finance, corporate communications, low income housing activities, legal functions and funding for the corporation including any impact from balance sheet positioning

•	Various charges related to restructuring, repositioning, and efficiency initiatives

Non-Strategic

•	Wind-down businesses that include:

•	National consumer lending loan portfolios

•	Trust preferred loan portfolio

•	Legacy mortgage servicing

•

Exited businesses such as First Horizon Msaver, Inc. (“Msaver”), First Horizon Insurance, Inc. (“FHI”), and Highland Capital Management Corporation (“Highland Capital”) and associated restructuring, repositioning, and efficiency charges

PERFORMANCE HIGHLIGHTS

Summary of Second Quarter 2012 Significant Items

(Millions)

Segment	Item	Income Statement	Amount	Comments

Non Strategic	Repurchase Provision	Noninterest Expense: Repurchase and foreclosure provision	$(250.0) million	Pre-tax charge related to repurchase obligations for mortgage loans (see discussion under Non-strategic section)

Non Strategic	Legal Expense	Noninterest Expense: Other	$(22.0) million	Pre-tax loss accrual related to pending legal matters

Non Strategic	Investment Security Gain	Noninterest Income: Security Gains/Losses	$5.1 million	Pre-tax gain on the sale of venture capital investment

(Second Quarter 2012 vs. First Quarter 2012)

Consolidated

• Net loss available to common shareholders was $124.8 million, or $.50 loss per diluted share, compared to net income of $30.5 million, or $.12 per diluted share in first quarter

• Net interest income (“NII”) increased slightly in second quarter to $172.7 million; The net interest margin (“NIM”) increased to 3.16 percent from 3.12 percent

• The increase in NII is primarily attributable to an increase in commercial loan fees coupled with lower funding costs

• The increase in NIM is largely due to a decline in excess cash held at the Fed and an increase in commercial loan fees which were partially offset by a lower yielding securities portfolio

• Noninterest income (including security gains) was $158.9 million in second quarter, a decrease of $43.5 million from first quarter

• Decrease primarily driven by lower fixed income revenue within capital markets in second quarter and a decline in mortgage banking income within the non-strategic segment

• Provision expense was $15.0 million in second quarter compared to $8.0 million in first quarter

• Noninterest expense was $527.2 million in second quarter compared to $322.0 million in first quarter

• Increase primarily driven by an increase to the repurchase and foreclosure provision

• These increases were partially offset by a decline in personnel costs within capital markets commensurate with lower fixed income revenue

• Period-end loans were $16.2 billion for the second quarter compared to $16.0 billion in first quarter; average loan balances were $16.0 billion for both quarters

• The increase in the period-end loan portfolio is primarily driven by the increase in loans to mortgage companies and real estate installment loans, partially offset by continued run-off within the non-strategic portfolios

• Average core deposits decreased slightly to $15.6 billion in second quarter, period-end decreased 5% to $15.5 billion

Regional Banking

• Net interest income increased $1.1 million in second quarter

• Increase in NII primarily attributable to higher commercial loan fees in second quarter

• Provision was $4.8 million in second quarter compared to a provision credit of $7.4 million in prior quarter

• Commercial reserve levels reflect continued stabilization of the commercial portfolio; slight increase in the level of consumer reserves

• Period-end loans increased $380.8 million to $12.0 billion primarily due to an increase in loans to mortgage companies and real estate installment loans

• Noninterest income increased to $64.8 million in second quarter from $59.9 million in first quarter

• Deposit fee income increased primarily due to seasonality in non-sufficient funds (“NSF”) fee structure

• Second quarter includes $1.8 million gain related to the sale of a branch

• Noninterest expense increased to $142.4 million in second quarter from $139.4 million in prior quarter

Capital Markets

• Fixed income revenues declined to $68.2 million in second quarter from $98.6 million in first quarter

• Fixed income average daily revenue (“ADR”) was $1.1 million in second quarter compared to $1.6 million in first quarter

• Noninterest expense decreased to $60.9 million in second quarter from $80.3 million in prior quarter

• Variable compensation costs decreased consistent with the decrease in fixed income ADR

Corporate

• NII was negative $4.1 million in second quarter compared to negative $4.7 million in first quarter

• Noninterest income (including securities gains) was $3.8 million in second quarter compared to $9.3 million in prior quarter

• Decline primarily resulting from lower deferred compensation income due to market conditions and is mirrored by a reduction in deferred compensation expense

• Noninterest expense decreased to $19.4 million in second quarter from $22.5 million in prior quarter

• The decline in deferred compensation expense was partially offset by an increase in restructuring costs, primarily severance

PERFORMANCE HIGHLIGHTS (continued)

(Second Quarter 2012 vs. First Quarter 2012)

Non-Strategic

• NII decreased $.9 million to $24.0 million in second quarter due to the continued contraction of loan portfolios

• Provision expense decreased to $10.2 million in second quarter from $15.4 million in prior quarter due to continued stabilization and runoff of the consumer portfolio

• Noninterest income (including securities gains) decreased to $15.3 million in second quarter from $26.5 million in prior quarter primarily due to a decline in mortgage banking income

• Positive net hedging results decreased to $1.8 million in second quarter from $9.1 million in prior quarter

• Mortgage banking was also negatively affected by a decline in servicing fees and adjustment made as a result of contingencies related to prior servicing sales

• Decline in mortgage banking income was partially offset by a $5.1 million gain on sale of a venture capital investment

• Noninterest expense increased to $304.5 million in second quarter from $79.8 million in prior quarter

• Provisioning for repurchase and foreclosure losses was $250.0 million in second quarter compared to $49.3 million in first quarter

• The repurchase liability for first lien mortgage loans increased to $360.5 million in second quarter from $161.2 million in first quarter

• Second quarter provision reflects a change in estimate of FHN’s repurchase obligations for alleged breaches of reps and warranties related to mortgage loans sold to Fannie and Freddie

• Change in estimate reflects significant new information from Fannie including loans currently selected for review; information supporting anticipated future selections (primarily from seriously delinquent and liquidated loan pools); and asset quality statistics for loans sold to Fannie (primarily loans no longer serviced by FHN)

• Data utilized to extrapolate probable incurred losses related to loans sold to Freddie; Ginnie loans were not included in the extrapolation

• Unless GSE repurchase practices or outcomes change significantly, FHN expects that the mortgage repurchase reserve established as of the end of the second quarter will be sufficient for losses resulting from current pending and projected repurchase requests from Fannie and Freddie

• Active pipeline increased to $430.6 million from $380.3 million in prior quarter

• Repurchase/make whole requests were $363.4 million as of the end of second quarter and primarily relate to requests from Fannie/Freddie

• Cumulative average rescission rates ranging between 45 percent and 55 percent with cumulative average loss severities ranging between 50 percent and 60 percent

• Second quarter includes a $22.0 million loss accrual related to pending legal matters

Asset Quality

• Allowance as a percentage of loans ratio decreased to 198 basis points from 217 basis points in prior quarter

• Second quarter allowance reflects continued stabilization of loan portfolios and improving asset quality metrics

• Provision expense increased to $15.0 million during second quarter from $8.0 million in prior quarter

• Annualized net charge-offs decreased to 101 basis points of average loans from 116 basis points in prior quarter

• Net charge-offs were $40.0 million in second quarter compared to $46.3 million in prior quarter

• Commercial net charge-offs were flat at $11.0 million in second quarter

• Consumer net charge-offs were $29.0 million in second quarter, a $6.6 million decline from prior quarter

• Nonperforming assets (“NPAs”) decreased 8.69 percent from prior quarter; NPA ratio declined to 232 basis points from 256 basis points

• Foreclosed assets declined as disposition activity more than offset new inflow

• Troubled debt restructurings (“TDRs”) were $478.1 million at the end of second quarter compared with $429.6 million prior quarter

• Commercial Portfolio:

• Reserves decreased $13.4 million from prior quarter primarily driven by the C&I portfolio within the regional bank

• Reserve levels reflect continued aggregate improvement of the portfolio as upgrades outpaced downgrades

• Some upgrades within the TRUPs and bank stock portfolio; the lowest tier borrowers remain stressed and are closely monitored

• Consumer Portfolio:

• Reserves decreased $11.5 million in second quarter from $180.4 million in first quarter driven by consumer real estate portfolio within the non-strategic segment

• Balances of consumer real estate loans increased within the regional banking segment, partially offsetting runoff from the non-strategic portfolios

• Performance of the home equity portfolio improved in second quarter; 30+ delinquency rates decreased to 129 basis points from 142 basis points in prior quarter

• Reserves for the Permanent Mortgage portfolio decreased $3.5 million; Allowance to loans increased to 3.77 percent from 3.62 percent

• The decrease in reserves was driven by lower delinquencies as 30+ delinquency declined to 149 basis points from 216 basis points in the prior quarter

• The decline was mitigated by an increase in TDR reserves in second quarter

Taxes

• Second quarter includes approximately $7 million of positive effect from permanent tax credits

• Permanent credits primarily relate to affordable housing credits, life insurance, and tax-exempt interest

Capital and Liquidity

• Paid $0.01 per share dividend July 1, 2012

• Increased stock repurchase program to $200 million; repurchased shares costing $36.9 million in second quarter

• Repurchased shares costing $44.5 million in prior quarter

• Volume weighted average price for all share repurchases under the stock repurchase program of $8.28 per share (before $.03 per share broker commission)

• Capital ratios (regulatory capital ratios estimated based on period-end balances)

• 8.13% for tangible common equity to tangible assets

• 13.10% for Tier 1

• 15.94% for Total Capital

• 10.63% for Tier 1 Common

CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES

Quarterly, Unaudited

(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11
By Income Statement Impact
Noninterest income
All other income and commissions (a)	$(2,287)	$—	$—	$1,200	$—
Gain on divestiture	—	200	—	—	—
Noninterest expense
Employee compensation, incentives, and benefits	2,191	(152)	3,760	2,128	7,511
Occupancy	(219)	44	39	1,031	59
Legal and professional fees	—	15	(27)	—	—
All other expense	12	5	220	74	9,026

Total gain/(loss) before income taxes	(4,271)	288	(3,992)	(2,033)	(16,596)
Income/(loss) from discontinued operations (b)	485	(96)	(84)	8,951	441

Net impact resulting from restructuring, repositioning, and efficiency initiatives	$(3,786)	$192	$(4,076)	$6,918	$(16,155)

(a)	Reflects adjustment due to contingencies associated with prior mortgage servicing sales.
(b)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.

CONSOLIDATED SUMMARY RESULTS

Quarterly, Unaudited

						2Q12 Change vs.
(Dollars in thousands, except per share data)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Income Statement Highlights
Net interest income	$172,675	$171,929	$178,877	$176,340	$172,860	*	*
Noninterest income	153,842	202,113	180,993	185,725	187,592	(24)%	(18)%
Securities gains/(losses), net	5,065	328	203	35,162	1	NM	NM

Total revenue	331,582	374,370	360,073	397,227	360,453	(11)%	(8)%

Noninterest expense	527,177	321,994	312,036	322,708	344,455	64%	53%
Provision for loan losses	15,000	8,000	10,000	32,000	1,000	88%	NM

Income/(loss) before income taxes	(210,595)	44,376	38,037	42,519	14,998	NM	NM
Provision/(benefit) for income taxes	(88,178)	10,570	(526)	8,367	(4,167)	NM	NM

Income/(loss) from continuing operations	(122,417)	33,806	38,563	34,152	19,165	NM	NM
Income/(loss) from discontinued operations, net of tax	487	(435)	(752)	4,828	3,671	NM	(87)%

Net income/(loss)	(121,930)	33,371	37,811	38,980	22,836	NM	NM

Net income attributable to noncontrolling interest	2,844	2,844	2,871	2,875	2,844	*	*

Net income/(loss) available to common shareholders	$(124,774)	$30,527	$34,940	$36,105	$19,992	NM	NM

Common Stock Data
Diluted EPS from continuing operations	$(0.50)	$0.12	$0.13	$0.12	$0.06	NM	NM
Diluted EPS	$(0.50)	$0.12	$0.13	$0.14	$0.08	NM	NM
Diluted shares (thousands)	249,104	255,369	260,372	262,803	262,756	(2)%	(5)%
Period-end shares outstanding (thousands)	248,810	252,667	257,468	263,619	263,699	(2)%	(6)%
Cash dividends declared per share	$0.01	$0.01	$0.01	$0.01	$0.01

Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted—$ .1 billion) (a)	$16,185,763	$15,971,330	$16,397,127	$16,241,402	$16,061,646	1%	1%
Total deposits	16,117,443	16,935,170	16,213,009	15,698,255	15,896,027	(5)%	1%
Total assets (Restricted—$ .1 billion) (a)	25,492,955	25,678,969	24,789,384	25,571,469	25,054,066	(1)%	2%
Total liabilities (Restricted—$ .1 billion) (a)	22,978,549	23,004,796	22,104,747	22,828,239	22,372,684	*	3%
Total equity	2,514,406	2,674,173	2,684,637	2,743,230	2,681,382	(6)%	(6)%

Asset Quality Highlights
Allowance for loan losses (Restricted—$ 6.0 million) (a)	$321,051	$346,016	$384,351	$449,645	$524,091	(7)%	(39)%
Allowance / period-end loans	1.98%	2.17%	2.34%	2.77%	3.26%
Net charge-offs	$39,965	$46,335	$75,294	$106,446	$66,037	(14)%	(39)%
Net charge-offs (annualized) / average loans	1.01%	1.16%	1.84%	2.65%	1.67%
Non-performing assets (NPA) (b)	$466,873	$511,320	$521,161	$582,572	$747,860	(9)%	(38)%
NPA % (b) (c)	2.32%	2.56%	2.57%	3.02%	4.09%

Key Ratios & Other
Return on average assets (annualized) (d)	(1.96)%	0.53%	0.60%	0.62%	0.37%
Return on average common equity (annualized)(e)	(21.06)%	5.15%	5.69%	5.90%	3.36%
Net interest margin(f) (g)	3.16%	3.12%	3.23%	3.23%	3.20%
Fee income to total revenue(h)	47.12%	54.03%	50.29%	51.30%	52.04%
Efficiency ratio(i)	161.45%	86.08%	86.71%	89.13%	95.56%
Book value per common share	$8.92	$9.42	$9.28	$9.29	$9.05
Tangible book value per common share(g)	$8.28	$8.78	$8.66	$8.68	$8.43
Adjusted tangible common equity to risk weighted assets(g)	9.96%	10.79%	10.73%	11.09%	11.05%
Full time equivalent employees	4,619	4,629	4,718	4,812	5,036	*	(8)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of June 30, 2012.
(b)	In 2Q12, the process for identifying current junior liens behind delinquent or modified first liens for nonaccrual status was refined. Q1 consumer NPLs have been represented to agree with Q2 presentation.
(c)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.
(d)	Calculated using net income.
(e)	Calculated using net income available to common shareholders.
(f)	Net interest margin is computed using total net interest income adjusted for FTE.
(g)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(h)	Ratio excludes securities gains/(losses).
(i)	Noninterest expense divided by total revenue excluding securities gains/(losses).

CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						2Q12 Change vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Interest income	$200,735	$201,503	$209,715	$208,360	$206,757	*	(3)%
Less: interest expense	28,060	29,574	30,838	32,020	33,897	(5)%	(17)%

Net interest income	172,675	171,929	178,877	176,340	172,860	*	*
Provision for loan losses (a)	15,000	8,000	10,000	32,000	1,000	88%	NM

Net interest income after provision for loan losses	157,675	163,929	168,877	144,340	171,860	(4)%	(8)%

Noninterest income:
Capital markets	74,913	106,743	87,756	99,557	77,921	(30)%	(4)%
Mortgage banking	9,889	23,341	18,008	12,751	32,101	(58)%	(69)%
Deposit transactions and cash management (b)	30,123	28,741	31,349	35,701	34,726	5%	(13)%
Trust services and investment management	6,477	5,808	5,822	6,086	6,684	12%	(3)%
Brokerage management fees and commissions	8,759	8,496	7,572	9,576	7,662	3%	14%
Insurance commissions	830	568	1,399	739	764	46%	9%
Securities gains/(losses), net (c)	5,065	328	203	35,162	1	NM	NM
Gain on divestiture	—	200	—	—	—	NM	*
Other	22,851	28,216	29,087	21,315	27,734	(19)%	(18)%

Total noninterest income	158,907	202,441	181,196	220,887	187,593	(22)%	(15)%

Adjusted gross income after provision for loan losses	316,582	366,370	350,073	365,227	359,453	(14)%	(12)%

Noninterest expense:
Employee compensation, incentives, and benefits	149,616	175,458	149,013	153,540	151,160	(15)%	(1)%
Repurchase and foreclosure provision (d)	250,000	49,256	45,033	52,791	24,563	NM	NM
Operations services	9,477	9,127	10,601	11,978	13,907	4%	(32)%
Occupancy	11,486	12,119	12,168	13,523	13,061	(5)%	(12)%
Legal and professional fees	8,417	6,067	12,708	18,132	20,451	39%	(59)%
FDIC premium expense	6,801	6,336	5,504	5,904	8,839	7%	(23)%
Computer software	9,960	9,465	9,507	8,689	8,375	5%	19%
Contract employment and outsourcing (e)	10,844	11,115	12,514	14,352	8,142	(2)%	33%
Equipment rentals, depreciation, and maintenance	7,789	7,616	7,748	8,795	8,481	2%	(8)%
Foreclosed real estate	1,908	4,170	4,793	4,691	5,803	(54)%	(67)%
Communications and courier	4,484	4,499	4,384	4,428	5,069	*	(12)%
Miscellaneous loan costs	1,298	1,327	1,354	959	859	(2)%	51%
Amortization of intangible assets	979	973	1,000	1,004	1,006	1%	(3)%
Other (f) (g)	54,118	24,466	35,709	23,922	74,739	NM	(28)%

Total noninterest expense	527,177	321,994	312,036	322,708	344,455	64%	53%

Income/(loss) before income taxes	(210,595)	44,376	38,037	42,519	14,998	NM	NM
Provision/(benefit) for income taxes	(88,178)	10,570	(526)	8,367	(4,167)	NM	NM

Income/(loss) from continuing operations	(122,417)	33,806	38,563	34,152	19,165	NM	NM
Income/(loss) from discontinued operations, net of tax	487	(435)	(752)	4,828	3,671	NM	(87)%

Net income/(loss)	(121,930)	33,371	37,811	38,980	22,836	NM	NM

Net income attributable to noncontrolling interest	2,844	2,844	2,871	2,875	2,844	*	*

Net income/(loss) available to common shareholders	$(124,774)	$30,527	$34,940	$36,105	$19,992	NM	NM

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q11 includes approximately $36 million of losses on sales of nonperforming loans.
(b)	Fees impacted by the Durbin Amendment which became effective in 4Q11 resulting in lower interchange income.
(c)	2Q12 includes a $5.1 million gain on sale of venture capital investment; 3Q11 includes a $35.1 million gain associated with the sale of a portion of Visa Class B Shares.
(d)	2Q12 includes $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on new information received from a GSE.
(e)	Beginning in 3Q11, FHN transitioned to a new mortgage subservicer resulting in elevated base servicing costs.
(f)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to the decline in the conversion ratio for Visa Class B shares.
(g)	2Q12 includes $22.0 million loss accrual related to pending legal matters, $3.4 million in ancillary expenses associated with legacy mortgage wind-down activities, and $2.8 million related to the write-off of unrecoverable servicing advances; 2Q11 includes $36.7 million associated with a litigation settlement.

OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						2Q12 Changes vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Other Income
Bank owned life insurance	$4,659	$4,772	$4,764	$5,116	$4,920	(2)%	(5)%
Bankcard income (a)	5,705	5,615	7,259	5,258	5,151	2%	11%
ATM interchange fees (b)	2,669	2,556	2,655	3,709	3,791	4%	(30)%
Other service charges	3,212	3,293	3,541	2,969	2,819	(2)%	14%
Electronic banking fees	1,632	1,706	1,546	1,609	1,536	(4)%	6%
Letter of credit fees	1,560	1,334	1,230	1,407	1,869	17%	(17)%
Deferred compensation (c)	(1,020)	3,119	376	(2,093)	221	NM	NM
Other (d)	4,434	5,821	7,716	3,340	7,427	(24)%	(40)%

Total	$22,851	$28,216	$29,087	$21,315	$27,734	(19)%	(18)%

Other Expense
Losses from litigation and regulatory matters (e)	$22,100	$153	$694	$—	$38,260	NM	(42)%
Advertising and public relations	3,153	4,250	4,965	4,571	3,558	(26)%	(11)%
Low income housing expense	4,214	4,608	5,974	4,712	4,973	(9)%	(15)%
Other insurance and taxes	3,130	3,199	3,395	3,352	3,507	(2)%	(11)%
Travel and entertainment	2,435	1,864	2,342	2,075	2,137	31%	14%
Customer relations	1,348	855	1,301	1,185	1,152	58%	17%
Employee training and dues	1,230	1,092	1,172	1,009	1,342	13%	(8)%
Supplies	817	1,033	953	1,092	792	(21)%	3%
Bank examination costs	800	799	1,127	1,138	1,117	*	(28)%
Loan insurance expense	636	589	676	744	706	8%	(10)%
Federal services fees	328	321	342	338	291	2%	13%
Other (f) (g)	13,927	5,703	12,768	3,706	16,904	NM	(18)%

Total	$54,118	$24,466	$35,709	$23,922	$74,739	NM	(28)%

NM - Not meaningful

* Amount is less than one percent.

(a)	4Q11 includes $2.0 million related to Visa volume incentives.
(b)	Fees primarily impacted by the Durbin Amendment which became effective in 4Q11 resulting in lower interchange income.
(c)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(d)	1Q12 includes $2.3 million associated with resolution of a legal matter. 4Q11 includes $4.0 million of interest related to a tax refund.
(e)	2Q12 includes $22.0 million loss accrual related to pending legal matters; 2Q11 includes $36.7 million associated with a litigation settlement.
(f)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to the decline in the conversion ratio for Visa Class B shares.
(g)	2Q12 includes $3.4 million in ancillary expenses associated with legacy mortgage wind-down activities and $2.8 million related to the write-off of unrecoverable servicing advances.

CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						2Q12 Changes vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Assets
Investment securities	$3,264,866	$3,296,603	$3,066,272	$3,327,846	$3,230,477	(1)%	1%
Loans held-for-sale	424,051	431,905	413,897	386,147	397,931	(2)%	7%
Loans, net of unearned income (Restricted—$.1 billion) (a)	16,185,763	15,971,330	16,397,127	16,241,402	16,061,646	1%	1%
Federal funds sold and securities purchased under agreements to resell	525,504	614,705	443,588	719,400	598,000	(15)%	(12)%
Interest-bearing cash (b)	484,430	761,098	452,856	358,537	263,441	(36)%	84%
Trading securities	1,361,717	1,238,041	988,217	1,227,197	1,196,380	10%	14%

Total earning assets	22,246,331	22,313,682	21,761,957	22,260,529	21,747,875	*	2%

Cash and due from banks	330,931	349,604	384,667	339,895	313,416	(5)%	6%
Capital markets receivables	377,496	522,001	164,987	521,198	625,243	(28)%	(40)%
Mortgage servicing rights, net	129,291	142,956	144,069	150,803	186,958	(10)%	(31)%
Goodwill	134,242	134,242	133,659	133,659	135,683	*	(1)%
Other intangible assets, net	24,659	25,638	26,243	27,243	28,384	(4)%	(13)%
Premises and equipment, net	311,753	314,903	321,253	326,667	330,392	(1)%	(6)%
Real estate acquired by foreclosure (c)	69,603	78,947	85,244	91,492	92,662	(12)%	(25)%
Allowance for loan losses (Restricted—$6.0 million) (a)	(321,051)	(346,016)	(384,351)	(449,645)	(524,091)	(7)%	(39)%
Other assets (Restricted—$2.6 million) (a)	2,189,700	2,143,012	2,151,656	2,169,628	2,117,544	2%	3%

Total assets (Restricted—$.1 billion) (a)	$25,492,955	$25,678,969	$24,789,384	$25,571,469	$25,054,066	(1)%	2%

Liabilities and Equity
Deposits
Savings	$5,979,874	$6,615,289	$6,624,405	$6,467,377	$6,382,963	(10)%	(6)%
Other interest-bearing deposits	3,565,873	3,500,445	3,193,697	3,096,621	2,784,787	2%	28%
Time deposits	1,109,163	1,142,249	1,173,375	1,210,661	1,277,905	(3)%	(13)%

Total interest-bearing core deposits	10,654,910	11,257,983	10,991,477	10,774,659	10,445,655	(5)%	2%
Noninterest-bearing deposits	4,833,994	4,969,597	4,613,014	4,412,375	4,937,103	(3)%	(2)%

Total core deposits (d)	15,488,904	16,227,580	15,604,491	15,187,034	15,382,758	(5)%	1%

Certificates of deposit $100,000 and more	628,539	707,590	608,518	511,221	513,269	(11)%	22%

Total deposits	16,117,443	16,935,170	16,213,009	15,698,255	15,896,027	(5)%	1%

Federal funds purchased and securities sold under agreements to repurchase	1,780,990	1,801,234	1,887,052	2,101,953	2,005,999	(1)%	(11)%
Trading liabilities	470,631	567,571	347,285	471,120	498,915	(17)%	(6)%
Other short-term borrowings (e)	1,094,179	181,570	172,550	621,998	187,902	NM	NM
Term borrowings (Restricted—$ .1 billion) (a)	2,294,224	2,340,706	2,481,660	2,509,804	2,502,517	(2)%	(8)%
Capital markets payables	203,548	361,018	164,708	509,164	464,993	(44)%	(56)%
Other liabilities	1,017,534	817,527	838,483	915,945	816,331	24%	25%

Total liabilities (Restricted—$ .1 billion) (a)	22,978,549	23,004,796	22,104,747	22,828,239	22,372,684	*	3%

Equity
Common stock(f)	155,506	157,917	160,918	164,762	164,812	(2)%	(6)%
Capital surplus(f)	1,528,161	1,560,343	1,601,346	1,641,878	1,638,423	(2)%	(7)%
Undivided profits	658,157	785,361	757,364	724,977	691,490	(16)%	(5)%
Accumulated other comprehensive loss, net	(122,583)	(124,613)	(130,156)	(83,552)	(108,508)	(2)%	13%
Noncontrolling interest(g)	295,165	295,165	295,165	295,165	295,165	*	*

Total equity	2,514,406	2,674,173	2,684,637	2,743,230	2,681,382	(6)%	(6)%

Total liabilities and equity	$25,492,955	$25,678,969	$24,789,384	$25,571,469	$25,054,066	(1)%	2%

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are as of June 30, 2012.
(b)	Includes excess balances held at Fed.
(c)	2Q12 includes $20.7 million of foreclosed assets related to government insured mortgages.
(d)	2Q12 average core deposits were $15.6 billion.
(e)	2Q12 includes increased FHLB borrowings as a result of deposit fluctuations and an increase in loans to mortgage companies near the end of the quarter.
(f)	Decreases in 2Q12, 1Q12 and 4Q11 relate to shares purchased under the share repurchase program.
(g)	Consists of preferred stock of subsidiary.

CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						2Q12 Change vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$7,712,551	$7,709,856	$7,740,802	$7,181,058	$6,867,893	*	12%
Income CRE	1,236,016	1,255,713	1,295,079	1,308,059	1,362,459	(2)%	(9)%
Residential CRE	94,531	111,823	132,669	169,049	203,721	(15)%	(54)%
Consumer real estate	5,406,435	5,290,632	5,295,881	5,346,893	5,436,358	2%	(1)%
Permanent mortgage	755,391	771,187	814,335	985,359	1,009,804	(2)%	(25)%
Credit card and other	276,017	279,150	289,189	292,800	299,904	(1)%	(8)%
Restricted and secured real estate loans	479,327	622,931	654,142	681,469	708,966	(23)%	(32)%

Total loans, net of unearned income (Restricted - $ .1 billion) (a) (b)	15,960,268	16,041,292	16,222,097	15,964,687	15,889,105	(1)%	*

Loans held-for-sale	425,176	424,086	399,271	384,108	366,557	*	16%
Investment securities:
U.S. treasuries	42,424	40,088	42,935	43,812	62,970	6%	(33)%
U.S. government agencies	2,981,090	2,802,651	2,919,690	2,990,375	2,938,623	6%	1%
States and municipalities	18,005	18,070	17,681	19,365	23,869	*	(25)%
Other	223,924	224,000	224,530	221,664	220,440	*	2%

Total investment securities	3,265,443	3,084,809	3,204,836	3,275,216	3,245,902	6%	1%

Capital markets securities inventory	1,327,596	1,277,372	1,263,427	1,250,249	1,235,642	4%	7%
Mortgage banking trading securities	22,841	25,797	26,927	30,320	32,263	(11)%	(29)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	632,019	632,972	641,464	660,048	653,984	*	(3)%
Interest-bearing cash (c)	518,124	821,113	479,621	403,482	381,586	(37)%	36%

Total other earning assets	1,150,143	1,454,085	1,121,085	1,063,530	1,035,570	(21)%	11%

Total earning assets (Restricted—$ .1 billion) (a)	22,151,467	22,307,441	22,237,643	21,968,110	21,805,039	(1)%	2%

Allowance for loan losses (Restricted—$ 8.2 million) (a)	(336,642)	(372,264)	(424,774)	(507,478)	(567,923)	(10)%	(41)%
Cash and due from banks (Restricted—$ 1.5 million) (a)	337,366	351,760	337,755	346,100	343,162	(4)%	(2)%
Capital markets receivables	100,408	91,430	108,815	124,192	112,289	10%	(11)%
Premises and equipment, net	312,313	317,621	323,569	328,172	324,584	(2)%	(4)%
Other assets (Restricted—$ 3.5 million) (a)	2,449,723	2,504,385	2,479,298	2,519,020	2,500,864	(2)%	(2)%

Total assets (Restricted—$ .1 billion) (a)	$25,014,635	$25,200,373	$25,062,306	$24,778,116	$24,518,015	(1)%	2%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$3,512,390	$3,246,658	$2,991,676	$2,900,808	$2,673,090	8%	31%
Savings	6,290,143	6,690,470	6,559,779	6,479,880	6,320,779	(6)%	*
Time deposits	1,125,738	1,155,716	1,190,464	1,244,602	1,315,764	(3)%	(14)%

Total interest-bearing core deposits	10,928,271	11,092,844	10,741,919	10,625,290	10,309,633	(1)%	6%
Certificates of deposit $100,000 and more	675,688	660,256	544,394	507,086	547,262	2%	23%
Federal funds purchased and securities sold under agreements to repurchase	1,879,252	2,003,566	2,170,222	2,081,379	2,130,832	(6)%	(12)%
Capital markets trading liabilities	602,344	614,084	629,019	626,982	620,726	(2)%	(3)%
Other short-term borrowings	377,075	182,083	362,579	284,163	340,015	NM	11%
Term borrowings (Restricted—$ .1 billion) (a)	2,317,247	2,457,291	2,506,088	2,491,227	2,499,794	(6)%	(7)%

Total interest-bearing liabilities	16,779,877	17,010,124	16,954,221	16,616,127	16,448,262	(1)%	2%

Noninterest-bearing deposits	4,696,844	4,623,457	4,519,590	4,546,876	4,574,342	2%	3%
Capital markets payables	73,312	71,180	68,662	102,831	79,463	3%	(8)%
Other liabilities	786,886	814,417	785,356	789,190	735,786	(3)%	7%
Equity	2,677,716	2,681,195	2,734,477	2,723,092	2,680,162	*	*

Total liabilities and equity (Restricted—$ .1 billion) (a)	$25,014,635	$25,200,373	$25,062,306	$24,778,116	$24,518,015	(1)%	2%

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are quarterly averages as of June 30, 2012.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.

CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						2Q12 Changes vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Interest Income:
Loans, net of unearned income (b)	$162,698	$163,070	$169,169	$163,774	$162,281	*	*
Loans held-for-sale	3,628	3,738	3,859	5,126	3,267	(3)%	11%
Investment securities:
U.S. treasuries	39	66	67	66	88	(41)%	(56)%
U.S. government agencies	23,562	23,768	25,262	27,615	28,643	(1)%	(18)%
States and municipalities	63	76	99	116	197	(17)%	(68)%
Other	2,324	2,422	2,264	2,249	2,390	(4)%	(3)%

Total investment securities	25,988	26,332	27,692	30,046	31,318	(1)%	(17)%

Capital markets securities inventory	9,204	8,934	9,789	10,141	10,479	3%	(12)%
Mortgage banking trading securities	578	642	675	706	821	(10)%	(30)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (c)	115	—	(32)	(58)	(93)	NM	NM
Interest-bearing cash	280	446	213	180	181	(37)%	55%

Total other earning assets	395	446	181	122	88	(11)%	NM

Interest income	$202,491	$203,162	$211,365	$209,915	$208,254	*	(3)%

Interest Expense:
Interest-bearing deposits:
Other interest-bearing deposits	$1,655	$1,518	$1,407	$1,650	$1,638	9%	1%
Savings	4,744	5,619	5,921	6,773	7,018	(16)%	(32)%
Time deposits	5,541	5,916	6,363	7,096	7,783	(6)%	(29)%

Total interest-bearing core deposits	11,940	13,053	13,691	15,519	16,439	(9)%	(27)%
Certificates of deposit $100,000 and more	2,305	2,306	2,166	2,328	2,612	*	(12)%
Federal funds purchased and securities sold under agreements to repurchase	1,114	1,223	1,269	1,159	1,237	(9)%	(10)%
Capital markets trading liabilities	2,843	2,515	3,363	3,703	4,102	13%	(31)%
Other short-term borrowings	36	142	171	230	233	(75)%	(85)%
Term borrowings	9,822	10,335	10,178	9,081	9,274	(5)%	6%

Interest expense	28,060	29,574	30,838	32,020	33,897	(5)%	(17)%

Net interest income—tax equivalent basis	174,431	173,588	180,527	177,895	174,357	*	*
Fully taxable equivalent adjustment	(1,756)	(1,659)	(1,650)	(1,555)	(1,497)	6%	17%

Net interest income	$172,675	$171,929	$178,877	$176,340	$172,860	*	*

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Net interest income adjusted to a fully taxable equivalent (“FTE”) basis.
(b)	Includes loans on nonaccrual status.
(c)	4Q11, 3Q11 and 2Q11 driven by negative market rates on reverse repurchase agreements.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11
Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.92%	3.90%	3.95%	3.84%	3.90%
Retail loans	4.33	4.32	4.42	4.37	4.31

Total loans, net of unearned income (b)	4.09	4.08	4.15	4.08	4.09

Loans held-for-sale	3.41	3.53	3.87	5.34	3.57
Investment securities:
U.S. treasuries	0.37	0.66	0.62	0.60	0.56
U.S. government agencies	3.16	3.39	3.46	3.69	3.90
States and municipalities	1.39	1.68	2.23	2.39	3.29
Other	4.15	4.33	4.03	4.06	4.34

Total investment securities	3.18	3.41	3.46	3.67	3.86

Capital markets securities inventory	2.77	2.80	3.10	3.24	3.39
Mortgage banking trading securities	10.12	9.96	10.03	9.31	10.17
Other earning assets:
Federal funds sold and securities purchased under agreements to resell (c)	.07	—	(0.02)	(0.03)	(0.06)
Interest-bearing cash	0.22	0.22	0.18	0.18	0.19

Total other earning assets	0.14	0.12	0.06	0.05	0.03

Interest income/total earning assets	3.67%	3.65%	3.78%	3.80%	3.83%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	0.19%	0.19%	0.19%	0.23%	0.25%
Savings	0.30	0.34	0.36	0.41	0.45
Time deposits	1.98	2.06	2.12	2.26	2.37

Total interest-bearing core deposits	0.44	0.47	0.51	0.58	0.64
Certificates of deposit $100,000 and more	1.37	1.40	1.58	1.82	1.91
Federal funds purchased and securities sold under agreements to repurchase	0.24	0.25	0.23	0.22	0.23
Capital markets trading liabilities	1.90	1.65	2.12	2.34	2.65
Other short-term borrowings	0.04	0.31	0.19	0.32	0.27
Term borrowings (d)	1.70	1.68	1.63	1.46	1.49

Interest expense / total interest-bearing liabilities	0.67	0.70	0.72	0.77	0.83

Net interest spread	3.00%	2.95%	3.06%	3.03%	3.00%
Effect of interest-free sources used to fund earning assets	0.16	0.17	0.17	0.20	0.20

Net interest margin	3.16%	3.12%	3.23%	3.23%	3.20%

Yields are adjusted to a fully taxable equivalent (“FTE”) basis. Refer to the Non-GAAP to GAAP Reconciliation on page 27 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE—(non-GAAP).

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	4Q11, 3Q11 and 2Q11 driven by negative market rates on reverse repurchase agreements.
(d)	Rates are expressed net of unamortized debenture cost for term borrowings.

MORTGAGE SERVICING RIGHTS

Quarterly, Unaudited

						2Q12 Changes vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
First Liens
Fair value beginning balance	$139,676	$140,724	$147,431	$183,530	$204,257
Reductions due to loan payments	(6,665)	(5,499)	(3,567)	(5,286)	(5,522)
Reductions due to exercise of cleanup calls	—	—	—	—	(195)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(6,855)	4,459	(3,140)	(30,813)	(15,010)
Other changes in fair value	(71)	(8)	—	—	—

Fair value ending balance	$126,085	$139,676	$140,724	$147,431	$183,530	(10)%	(31)%

Second Liens
Fair value beginning balance	$222	$231	$241	$251	$259
Reductions due to loan payments	(7)	(9)	(10)	(10)	(8)

Fair value ending balance	$215	$222	$231	$241	$251	(3)%	(14)%

HELOC
Fair value beginning balance	$3,058	$3,114	$3,131	$3,177	$3,232
Reductions due to loan payments	(79)	(76)	(54)	(59)	(59)
Changes in fair value due to:
Other changes in fair value	12	20	37	13	4

Fair value ending balance	$2,991	$3,058	$3,114	$3,131	$3,177	(2)%	(6)%

Total Consolidated
Fair value beginning balance	$142,956	$144,069	$150,803	$186,958	$207,748
Reductions due to loan payments	(6,751)	(5,584)	(3,631)	(5,355)	(5,589)
Reductions due to exercise of cleanup calls	—	—	—	—	(195)
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(6,855)	4,459	(3,140)	(30,813)	(15,010)
Other changes in fair value	(59)	12	37	13	4

Fair value ending balance	$129,291	$142,956	$144,069	$150,803	$186,958	(10)%	(31)%

(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						2Q12 change vs.
(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Regional Banking
Net interest income	$147,204	$146,073	$149,597	$140,072	$135,583	1%	9%
Noninterest income	64,838	59,901	64,559	68,096	67,853	8%	(4)%

Total revenues	212,042	205,974	214,156	208,168	203,436	3%	4%
Provision/(provision credit) for loan losses	4,828	(7,426)	(12,654)	(22,698)	(13,748)	NM	NM
Noninterest expense	142,428	139,359	136,428	137,294	143,346	2%	(1)%

Income before income taxes	64,786	74,041	90,382	93,572	73,838	(12)%	(12)%
Provision for income taxes	23,362	27,013	33,287	34,592	27,075	(14)%	(14)%

Net income	$41,424	$47,028	$57,095	$58,980	$46,763	(12)%	(11)%

Capital Markets
Net interest income	$5,613	$5,684	$5,527	$5,552	$5,509	(1)%	2%
Noninterest income	74,964	106,775	88,230	99,505	77,925	(30)%	(4)%

Total revenues	80,577	112,459	93,757	105,057	83,434	(28)%	(3)%
Noninterest expense (a)	60,886	80,302	66,721	77,168	103,383	(24)%	(41)%

Income/(loss) before income taxes	19,691	32,157	27,036	27,889	(19,949)	(39)%	NM
Provision/(benefit) for income taxes	7,421	12,240	10,302	10,656	(7,756)	(39)%	NM

Net income/(loss)	$12,270	$19,917	$16,734	$17,233	$(12,193)	(38)%	NM

Corporate
Net interest income/(expense)	$(4,110)	$(4,727)	$(3,764)	$(494)	$412	13%	NM
Noninterest income	3,838	9,266	9,865	37,914	8,850	(59)%	(57)%

Total revenues	(272)	4,539	6,101	37,420	9,262	NM	NM
Noninterest expense	19,374	22,521	29,244	19,013	36,287	(14)%	(47)%

Income/(loss) before income taxes	(19,646)	(17,982)	(23,143)	18,407	(27,025)	(9)%	27%
Provision/(benefit) for income taxes	(12,922)	(11,805)	(22,464)	599	(18,917)	(9)%	32%

Net income/(loss)	$(6,724)	$(6,177)	$(679)	$17,808	$(8,108)	(9)%	17%

Non-Strategic
Net interest income	$23,968	$24,899	$27,517	$31,210	$31,356	(4)%	(24)%
Noninterest income	15,267	26,499	18,542	15,372	32,965	(42)%	(54)%

Total revenues	39,235	51,398	46,059	46,582	64,321	(24)%	(39)%
Provision for loan losses	10,172	15,426	22,654	54,698	14,748	(34)%	(31)%
Noninterest expense (b) (c)	304,489	79,812	79,643	89,233	61,439	NM	NM

Loss before income taxes	(275,426)	(43,840)	(56,238)	(97,349)	(11,866)	NM	NM
Benefit for income taxes	(106,039)	(16,878)	(21,651)	(37,480)	(4,569)	NM	NM

Loss from continuing operations	(169,387)	(26,962)	(34,587)	(59,869)	(7,297)	NM	NM
Income/(loss) from discontinued operations, net of tax	487	(435)	(752)	4,828	3,671	NM	(87)%

Net loss	$(168,900)	$(27,397)	$(35,339)	$(55,041)	$(3,626)	NM	NM

Total Consolidated
Net interest income	$172,675	$171,929	$178,877	$176,340	$172,860	*	*
Noninterest income	158,907	202,441	181,196	220,887	187,593	(22)%	(15)%

Total revenues	331,582	374,370	360,073	397,227	360,453	(11)%	(8)%
Provision for loan losses	15,000	8,000	10,000	32,000	1,000	88%	NM
Noninterest expense	527,177	321,994	312,036	322,708	344,455	64%	53%

Income/(loss) before income taxes	(210,595)	44,376	38,037	42,519	14,998	NM	NM
Provision/(benefit) for income taxes	(88,178)	10,570	(526)	8,367	(4,167)	NM	NM

Income/(loss) from continuing operations	(122,417)	33,806	38,563	34,152	19,165	NM	NM
Income/(loss) from discontinued operations, net of tax	487	(435)	(752)	4,828	3,671	NM	(87)%

Net income	$(121,930)	$33,371	$37,811	$38,980	$22,836	NM	NM

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes $36.7 million associated with a litigation settlement.
(b)	2Q12 includes $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on new information received from Fannie Mae.
(c)	2Q12 includes $22.0 million loss accrual related to pending legal matters.

REGIONAL BANKING

Quarterly, Unaudited

						2Q12 Changes vs.
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Income Statement (thousands)
Net interest income	$147,204	$146,073	$149,597	$140,072	$135,583	1%	9%
Provision for loan losses	4,828	(7,426)	(12,654)	(22,698)	(13,748)	NM	NM
Noninterest income	64,838	59,901	64,559	68,096	67,853	8%	(4)%
Noninterest expense:
Employee compensation, incentives, and benefits	57,020	57,116	54,212	55,892	58,170	*	(2)%
Other (a)	85,408	82,243	82,216	81,402	85,176	4%	*

Total noninterest expense	142,428	139,359	136,428	137,294	143,346	2%	(1)%

Income before income taxes	$64,786	$74,041	$90,382	$93,572	$73,838	(12)%	(12)%

Efficiency ratio (b)	67.17%	67.66%	63.70%	65.95%	70.46%

Balance Sheet (millions)
Average loans	$11,650	$11,533	$11,509	$10,891	$10,572	1%	10%
Average other earning assets	63	51	56	57	57	24%	11%
Total average earning assets	11,713	11,584	11,565	10,948	10,629	1%	10%
Average core deposits	14,413	13,991	13,402	13,078	12,736	3%	13%
Average other deposits	676	660	544	507	547	2%	24%
Total average deposits	15,089	14,651	13,946	13,585	13,283	3%	14%
Total period-end deposits	15,192	15,344	14,470	13,729	13,664	(1)%	11%
Total period-end assets	12,757	12,334	12,586	12,116	11,461	3%	11%

Net interest margin (c)	5.11%	5.12%	5.19%	5.13%	5.17%
Loan yield	3.91	3.95	3.97	3.98	3.98
Deposit average yield	0.36	0.39	0.41	0.48	0.54

Noninterest Income Detail (thousands)
NSF / Overdraft fees (d)	$12,263	$11,282	$13,466	$14,239	$13,316	9%	(8)%
Cash management fees	9,179	8,856	9,339	9,206	9,536	4%	(4)%
Debit card income	2,780	2,552	2,523	6,826	6,941	9%	(60)%
Other	5,799	5,952	5,906	5,256	4,738	(3)%	22%

Total deposit transactions and cash management	30,021	28,642	31,234	35,527	34,531	5%	(13)%
Insurance commissions	824	562	1,392	732	756	47%	9%
Trust services and investment management	6,493	5,824	5,837	6,098	6,714	11%	(3)%
Bankcard income (e)	5,504	5,457	7,025	5,025	4,912	1%	12%
Mortgage banking	1,092	859	1,389	1,121	947	27%	15%
Other service charges	2,643	2,770	2,662	2,605	2,513	(5)%	5%
Miscellaneous revenue (f)	18,261	15,787	15,020	16,988	17,480	16%	4%

Total noninterest income	$64,838	$59,901	$64,559	$68,096	$67,853	8%	(4)%

Key Statistics
Financial center locations	173	174	176	176	178	(1)%	(3)%
Trust assets—total managed assets (millions)	$3,837	$3,472	$3,345	$3,296	$3,421	11%	12%
First lien mortgage production (millions)	$46	$51	$68	$54	$51	(10)%	(10)%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes allocated expenses, primarily company related benefits, technology and credit risk management.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.
(d)	1Q12 decline primarily attributable to seasonality in NSF fee structure.
(e)	4Q11 includes $2.0 million related to Visa volume incentives.
(f)	2Q12 includes $1.8 million gain related to the sale of a branch.

CAPITAL MARKETS

Quarterly, Unaudited

						2Q12 Change vs.
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Income Statement (thousands)
Net interest income	$5,613	$5,684	$5,527	$5,552	$5,509	(1)%	2%
Noninterest income:
Fixed income	68,168	98,553	80,741	92,624	71,164	(31)%	(4)%
Other	6,796	8,222	7,489	6,881	6,761	(17)%	1%

Total noninterest income	74,964	106,775	88,230	99,505	77,925	(30)%	(4)%
Noninterest expense (a)	60,886	80,302	66,721	77,168	103,383	(24)%	(41)%

Income/(loss) before income taxes	$19,691	$32,157	$27,036	$27,889	$(19,949)	(39)%	NM

Efficiency ratio (b)	75.56%	71.41%	71.16%	73.45%	NM
Fixed income average daily revenue	$1,082	$1,590	$1,324	$1,447	$1,130	(32)%	(4)%

Balance Sheet (millions)
Average trading inventory	$1,328	$1,277	$1,263	$1,250	$1,236	4%	7%
Average other earning assets	669	695	686	689	664	(4)%	1%
Total average earning assets	1,997	1,972	1,949	1,939	1,900	1%	5%
Total period-end assets	2,553	2,692	1,905	2,782	2,693	(5)%	(5)%

Net interest margin (c)	1.15%	1.18%	1.16%	1.17%	1.17%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q11 includes $36.7 million associated with a litigation settlement.
(b)	Noninterest expense divided by total revenue.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

CORPORATE

Quarterly, Unaudited

						2Q12 Change vs.
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Income Statement (thousands)
Net interest income/(expense)	$(4,110)	$(4,727)	$(3,764)	$(494)	$412	13%	NM
Noninterest income	3,838	8,938	9,662	2,767	8,848	(57)%	(57)%
Securities gains, net (a)	—	328	203	35,147	2	NM	NM
Noninterest expense (b)	19,374	22,521	29,244	19,013	36,287	(14)%	(47)%

Income/(loss) before income taxes	$(19,646)	$(17,982)	$(23,143)	$18,407	$(27,025)	(9)%	27%

Average Balance Sheet (millions)
Average loans	$124	$137	$152	$170	$154	(9)%	(19)%
Total earning assets	$3,884	$4,022	$3,815	$3,812	$3,747	(3)%	4%
Net interest margin (c)	(.44)%	(.49)%	(.36)%	(.01)%	.04%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q11 includes a $35.1 million gain associated with the sale of a portion of Visa Class B Shares.
(b)	4Q11 includes an $8.3 million increase in derivative liabilities associated with prior sales of Visa shares related to the decline in the conversion ratio for Visa Class B shares.
(c)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

NON-STRATEGIC

Quarterly, Unaudited

						2Q12 Change vs.
	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Income Statement (thousands)
Net interest income	$23,968	$24,899	$27,517	$31,210	$31,356	(4)%	(24)%
Noninterest income:
Mortgage warehouse valuation	626	1,640	265	(7,084)	1,820	(62)%	(66)%
Service fees	14,984	17,202	13,368	16,731	19,248	(13)%	(22)%
Change in MSR value - runoff	(6,665)	(5,498)	(3,567)	(5,286)	(5,526)	(21)%	(21)%
Net hedging results	1,833	9,065	5,887	7,033	15,416	(80)%	(88)%
Other income (a)	(576)	4,090	2,589	3,963	2,007	NM	NM

Total noninterest income	10,202	26,499	18,542	15,357	32,965	(62)%	(69)%
Securities gains/(losses), net (b)	5,065	—	—	15	—	NM	NM
Noninterest expense:
Repurchase and foreclosure provision (c)	250,000	49,256	45,032	52,790	24,563	NM	NM
Other expenses (d)	54,489	30,556	34,611	36,443	36,876	78%	48%

Total noninterest expense	304,489	79,812	79,643	89,233	61,439	NM	NM
Provision for loan losses	10,172	15,426	22,654	54,698	14,748	(34)%	(31)%

Loss before income taxes	$(275,426)	$(43,840)	$(56,238)	$(97,349)	$(11,866)	NM	NM

Average Balance Sheet (millions)
Loans	$4,186	$4,371	$4,562	$4,904	$5,163	(4)%	(19)%
Loans held-for-sale	330	316	304	302	303	4%	9%
Trading securities	23	26	27	30	32	(12)%	(28)%
Mortgage servicing rights	137	141	149	174	194	(3)%	(29)%
Other assets	304	336	313	422	364	(10)%	(16)%
Total assets	4,980	5,190	5,355	5,832	6,056	(4)%	(18)%
Net interest margin (e)	2.11%	2.11%	2.24%	2.36%	2.27%
Efficiency ratio (f)	NM	155.28%	172.92%	191.62%	95.52%

Mortgage Warehouse—Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$336	$323	$310	$299	$307	4%	9%

Key Servicing Metrics (g)
Ending servicing portfolio (millions) (h)	$20,331	$21,610	$22,749	$24,101	$25,223	(6)%	(19)%
Average servicing portfolio (millions) (h)	20,978	22,184	23,466	24,562	25,666	(5)%	(18)%
Average number of loans serviced (h)	121,818	128,068	134,490	140,270	146,520	(5)%	(17)%

Portfolio Product Mix (average) (g)
GNMA (Ginnie)	3%	3%	3%	3%	3%
FNMA/FHLMC (Fannie/Freddie)	35	35	35	36	36
Private	57	57	57	57	57

Sub-total	95	95	95	96	96
FHN permanent mortgage portfolio and warehouse	5	5	5	4	4

Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Weighted average base servicing fee—legacy mortgage banking (i)	34	34	34	34	34
Weighted average base servicing fee—legacy equity lending (HELOCs and ILs)	50	50	50	50	50
Servicing cost per loan (annualized) (j)	$279.17	$293.33	$295.20	$223.03	$135.34
Servicing book value (bps) (k) (l)	71	68	68	75	79
90+ delinquency rate, excluding foreclosures (m)	10.94%	11.54%	12.11%	12.47%	11.35%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	2Q12 includes a $2.3 million adjustment as a result of contingencies related to prior mortgage servicing sales.
(b)	2Q12 includes a $5.1 million gain on sale of venture capital investment.
(c)	2Q12 represents $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on new information received from a GSE.
(d)	2Q12 includes $22.0 million loss accrual related to pending legal matters, $3.4 million in ancillary expenses associated with legacy mortgage wind-down activities, and $2.8 million related to the write-off of unrecoverable servicing advances.
(e)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.
(f)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(g)	Includes servicing of first liens, second liens, and HELOCs.
(h)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse. Excludes UPB of loans transferred that did not qualify for sales treatment.
(i)	Includes weighted average fee of servicing assets and excess interest.
(j)	Calculated based on fees charged by subservicer divided by average number of loans serviced during the quarter.
(k)	Includes average MSR and mortgage trading securities divided by total average servicing portfolio.
(l)	For purposes of this calculation, average MSR excludes servicing transferred that did not qualify for sales treatment due to certain recourse provisions.
(m)	Excludes delinquent second liens and HELOCs.

CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						2Q12 Changes vs.
(Dollars in thousands, except per share amounts)	2Q12	1Q12	4Q11	3Q11	2Q11	1Q12	2Q11
Tier 1 capital (a) (b)	$2,626,268	$2,841,064	$2,850,452	$2,875,113	$2,818,535	(8)%	(7)%
Tier 2 capital (a) (b)	$570,560	$687,530	$751,819	$751,227	$748,225	(17)%	(24)%

Total capital (a) (b)	$3,196,828	$3,528,594	$3,602,271	$3,626,340	$3,566,760	(9)%	(10)%

Risk weighted assets (“RWA”) (a)	$20,055,000	$19,783,405	$20,026,412	$19,910,843	$19,589,310	1%	2%
Tier 1 ratio (a)	13.10%	14.36%	14.23%	14.44%	14.39%
Tier 2 ratio (a)	2.84%	3.48%	3.76%	3.77%	3.82%

Total capital ratio (a)	15.94%	17.84%	17.99%	18.21%	18.21%

Tier 1 common ratio (a) (c)	10.63%	11.86%	11.76%	11.95%	11.86%
Leverage ratio (a)	10.56	11.31	11.41	11.65	11.54
Total equity to total assets	9.86	10.41	10.83	10.73	10.70
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (e)	9.96	10.88	10.80	11.09	11.05
Tangible common equity/tangible assets (“TCE/TA”) (c) (d)	8.13	8.70	9.05	9.00	8.93

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(d)	Calculated using period-end balances.
(e)	See Glossary of Terms for definition of ratios.

ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											2Q12 Changes vs.
(Thousands)	2Q12		1Q12		4Q11		3Q11		2Q11		1Q12	2Q11
Allowance for Loan Losses Walk-Forward
Beginning reserve	$346,016		$384,351		$449,645		$524,091		$589,128		(10)%	(41)%
Provision	15,000		8,000		10,000		32,000		1,000		88%	NM
Charge-offs	(49,728)		(57,083)		(85,918)		(120,655)		(83,344)		(13)%	(40)%
Recoveries	9,763		10,748		10,624		14,209		17,307		(9)%	(44)%

Ending balance (Restricted - $6.0 million) (a)	$321,051		$346,016		$384,351		$449,645		$524,091		(7)%	(39)%

Reserve for unfunded commitments	4,434		5,358		6,945		9,220		12,522		(17)%	(65)%
Total allowance for loan losses plus reserve for unfunded commitments	$325,485		$351,374		$391,296		$458,865		$536,613		(7)%	(39)%

Allowance for Loan Losses
Regional Banking	$156,060		$166,115		$187,791		$232,269		$278,693		(6)%	(44)%
Non-Strategic	164,991		179,901		196,560		217,376		245,398		(8)%	(33)%
Corporate (b)	NM		NM		NM		NM		NM		NM	NM

Total allowance for loan losses	$321,051		$346,016		$384,351		$449,645		$524,091		(7)%	(39)%

Nonperforming Assets
Regional Banking
Nonperforming loans (c)	$178,650		$192,560		$199,000		$239,666		$283,754		(7)%	(37)%
Foreclosed real estate (g)	17,334		18,047		16,563		24,943		28,121		(4)%	(38)%

Total Regional Banking	$195,984		$210,607		$215,563		$264,609		$311,875		(7)%	(37)%

Non-Strategic
Nonperforming loans - including held for sale (c) (d)	$239,099		$259,421		$253,069		$262,645		$384,174		(8)%	(38)%
Foreclosed real estate (g)	31,583		41,085		52,322		55,111		50,671		(23)%	(38)%

Total Non-Strategic	$270,682		$300,506		$305,391		$317,756		$434,845		(10)%	(38)%

Corporate
Nonperforming loans	$207		$207		$207		$207		$1,140		*	(82)%

Total nonperforming assets	$466,873		$511,320		$521,161		$582,572		$747,860		(9)%	(38)%

Net Charge-Offs
Regional Banking	$14,883		$14,251		$31,823		$23,727		$18,033		4%	(17)%
Non-Strategic	25,082		32,084		43,471		82,719		48,004		(22)%	(48)%

Total net charge-offs	$39,965		$46,335		$75,294		$106,446		$66,037		(14)%	(39)%

Consolidated Key Ratios (e)
NPL %	2.03%		2.20%		2.16%		2.55%		3.62%
NPA %	2.32		2.56		2.57		3.02		4.09
Net charge-offs %	1.01		1.16		1.84		2.65		1.67
Allowance / loans	1.98		2.17		2.34		2.77		3.26
Allowance / NPL	0.98	x	0.98	x	1.09	x	1.09	x	0.90	x
Allowance / NPA	0.85	x	0.84	x	0.91	x	0.91	x	0.79	x
Allowance / charge-offs	2.00	x	1.86	x	1.29	x	1.06	x	1.98	x

Other
Loans past due 90 days or more (f)	$89,214		$97,672		$106,425		$102,420		$108,923		(9)%	(18)%
Guaranteed portion (f)	38,758		40,007		42,249		39,572		39,613		(3)%	(2)%
Foreclosed real estate from government insured loans	20,687		19,815		16,360		11,438		13,870		4%	49%
Period-end loans, net of unearned income (millions)	16,186		15,971		16,397		16,241		16,062		1%	1%
Remaining unfunded commitments (millions)	8,594		7,717		7,435		7,418		7,938		11%	8%

NM - Not meaningful

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Restricted balances parenthetically presented are as of June 30, 2012. See Glossary of Terms for definition of restricted balances.
(b)	The valuation adjustment taken upon exercise of clean-up calls includes expected losses.
(c)	In 2Q12, the process for identifying current junior liens behind delinquent or modified first liens for nonaccrual status was refined. Q1 consumer NPLs have been represented to agree with Q2 presentation.
(d)	2Q12 includes $89.5 million of loans held for sale before $46.9 million of negative fair value adjustments.
(e)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(f)	Includes loans held for sale.
(g)	Excludes foreclosed real estate from government-insured mortgages.

ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											2Q12 Changes vs.
	2Q12		1Q12		4Q11		3Q11		2Q11		1Q12	2Q11
Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,982		$7,705		$8,015		$7,706		$7,180		4%	11%

30+ Delinq. % (a)	0.29%		0.39%		0.15%		0.43%		0.52%
NPL %	1.97		2.00		2.02		2.60		2.96
Charge-offs % (qtr. annualized) (b)	0.42		0.08		1.62		0.70		0.35

Allowance / loans %	1.39%		1.55%		1.63%		2.37%		2.87%
Allowance / charge-offs (b)	3.44	x	19.06	x	1.04	x	3.64	x	8.70	x

Income CRE
Period-end loans ($ millions)	$1,225		$1,247		$1,257		$1,287		$1,311		(2)%	(7)%

30+ Delinq. % (a)	0.53%		0.73%		0.76%		1.47%		1.11%
NPL %	4.67		5.59		5.50		6.27		8.54
Charge-offs % (qtr. annualized)	0.52		2.41		0.44		1.40		1.03

Allowance / loans %	2.39%		2.64%		3.15%		3.67%		6.04%
Allowance / charge-offs	4.53	x	1.09	x	6.97	x	2.58	x	5.62	x

Residential CRE
Period-end loans ($ millions)	$89		$100		$121		$142		$183		(11)%	(51)%

30+ Delinq. % (a)	6.69%		1.06%		0.72%		0.61%		5.14%
NPL %	43.53		43.77		37.87		38.80		38.40
Charge-offs % (qtr. annualized)	5.74		5.70		5.96		8.01		8.19

Allowance / loans %	13.69%		13.11%		13.20%		12.67%		11.10%
Allowance / charge-offs	2.25	x	2.06	x	2.02	x	1.33	x	1.22	x

Consumer Real Estate
Period-end loans ($ millions)	$5,408		$5,392		$5,291		$5,305		$5,383		*	*

30+ Delinq. % (a)	1.29%		1.42%		1.70%		1.61%		1.52%
NPL % (f)	0.65		0.72		0.67		0.80		0.64
Charge-offs % (qtr. annualized)	1.49		1.99		1.85		2.04		2.34

Allowance / loans %	2.12%		2.26%		2.63%		2.55%		2.47%
Allowance / charge-offs	1.42	x	1.15	x	1.42	x	1.24	x	1.04	x

Permanent Mortgage
Period-end loans ($ millions) (c)	$739		$751		$788		$838		$1,015		(2)%	(27)%

30+ Delinq. % (a)	1.49%		2.16%		3.33%		5.21%		4.00%
NPL % (c)	4.35		4.47		4.15		2.87		13.53
Charge-offs % (qtr. annualized) (d)	1.36		2.08		2.74		18.83		3.21

Allowance / loans %	3.77%		3.62%		2.55%		3.12%		4.28%
Allowance / charge-offs	2.71	x	1.70	x	0.90	x	0.14	x	1.34	x

Credit Card and Other
Period-end loans ($ millions)	$279		$271		$284		$299		$295		3%	(5)%

30+ Delinq. % (a)	1.28%		1.26%		1.33%		1.29%		1.20%
NPL %	0.74		0.79		0.75		1.69		3.21
Charge-offs % (qtr. annualized)	3.82		2.22		5.60		5.27		5.61

Allowance / loans %	2.27%		2.27%		2.49%		2.84%		3.08%
Allowance / charge-offs	0.60	x	0.99	x	0.44	x	0.55	x	0.54	x

Restricted Real Estate Loans and Secured Borrowings
Period-end loans ($ millions) (e)	$464		$505		$641		$666		$694		(8)%	(33)%

30+ Delinq. % (a)	2.74%		2.71%		3.15%		2.98%		2.85%
NPL % (f)	1.27		1.80		1.04		0.87		0.80
Charge-offs % (qtr. annualized)	3.15		2.52		3.63		4.46		4.76

Allowance / loans %	4.37%		5.04%		4.97%		4.86%		4.76%
Allowance / charge-offs	1.34	x	1.62	x	1.34	x	1.07	x	0.98	x

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q12 includes recoveries of $4.8 million; 4Q11 includes a $20.6 million charge-off associated with one bank-related relationship (TRUP and bank holding company loan).
(c)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.
(d)	3Q11 includes $40.2 million of net charge-offs (“NCO”) recognized due to sale of nonperforming mortgages.
(e)	2Q12 includes $447.5 million of consumer real estate loans and $16.9 million of permanent mortgage loans.
(f)	In 2Q12, the process for identifying current junior liens behind delinquent or modified first liens for nonaccrual status was refined. Q1 consumer NPLs have been represented to agree with Q2 presentation.

ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											2Q12 Changes vs.
	2Q12		1Q12		4Q11		3Q11		2Q11		1Q12	2Q11
Total Regional Banking
Period-end loans ($ millions)	$11,962		$11,582		$11,804		$11,424		$10,875		3%	10%

30+ Delinq. % (a)	0.51%		0.59%		0.41%		0.61%		0.81%
NPL %	1.49		1.66		1.69		2.10		2.61
Charge-offs % (qtr. annualized)	0.51		0.50		1.10		0.86		0.68

Allowance / loans %	1.30%		1.43%		1.59%		2.03%		2.56%
Allowance / charge-offs	2.61	x	2.90	x	1.49	x	2.47	x	3.85	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$7,441		$7,160		$7,465		$7,139		$6,600		4%	13%

30+ Delinq. % (a)	0.31%		0.41%		0.16%		0.45%		0.56%
NPL %	1.11		1.12		1.18		1.62		1.99
Charge-offs % (qtr. annualized) (b)	0.45		0.09		1.26		0.73		0.39

Allowance / loans %	1.14%		1.29%		1.36%		1.95%		2.43%
Allowance / charge-offs (b)	2.64	x	14.78	x	1.12	x	2.89	x	6.59	x

Income CRE
Period-end loans ($ millions)	$1,183		$1,204		$1,208		$1,235		$1,245		(2)%	(5)%

30+ Delinq. % (a)	0.55%		0.76%		0.43%		0.63%		1.17%
NPL %	4.34		5.28		5.08		5.75		7.76
Charge-offs % (qtr. annualized)	0.53		1.88		0.40		1.17		0.91

Allowance / loans %	2.14%		2.42%		2.95%		3.49%		5.88%
Allowance / charge-offs	3.99	x	1.28	x	7.08	x	2.96	x	6.37	x

Residential CRE
Period-end loans ($ millions)	$79		$86		$93		$103		$124		(8)%	(36)%

30+ Delinq. % (a)	7.53%		1.22%		0.40%		0.56%		6.87%
NPL %	40.77		41.83		40.28		36.74		35.22
Charge-offs % (qtr. annualized)	2.26		6.64		7.38		4.91		7.64

Allowance / loans %	14.72%		14.07%		14.33%		14.27%		12.62%
Allowance / charge-offs	6.24	x	2.01	x	1.82	x	2.56	x	1.54	x

Consumer Real Estate
Period-end loans ($ millions)	$2,981		$2,861		$2,757		$2,654		$2,618		4%	14%

30+ Delinq. % (a)	0.76%		0.86%		1.00%		0.97%		0.94%
NPL % (c)	0.39		0.45		0.44		0.56		0.47
Charge-offs % (qtr. annualized)	0.38		0.56		0.54		0.60		0.62

Allowance / loans %	0.94%		0.92%		1.13%		1.07%		0.87%
Allowance / charge-offs	2.48	x	1.66	x	2.13	x	1.81	x	1.40	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$278		$271		$281		$293		$288		3%	(3)%

30+ Delinq. % (a)	1.32%		1.40%		1.30%		1.19%		1.23%
NPL %	0.15		0.03		0.02		0.03		0.12
Charge-offs % (qtr. annualized)	2.99		2.38		3.08		3.52		3.52

Allowance / loans %	2.26%		2.20%		2.27%		2.40%		2.41%
Allowance / charge-offs	0.76	x	0.91	x	0.73	x	0.70	x	0.68	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions)	$119		$127		$141		$161		$175		(6)%	(32)%

30+ Delinq. % (a)	0.49%		1.33%		0.67%		0.73%		2.03%
NPL %	0.17		0.16		0.15		0.13		0.65
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM

Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q12 includes recoveries of $4.6 million; 4Q11 includes an $11.7 million charge-off associated with one bank holding company loan.
(c)	In 2Q12, the process for identifying current junior liens behind delinquent or modified first liens for nonaccrual status was refined. Q1 consumer NPLs have been represented to agree with Q2 presentation.

ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

											2Q12 Changes vs.
	2Q12		1Q12		4Q11		3Q11		2Q11		1Q12	2Q11
Total Non-Strategic
Period-end loans ($ millions)	$4,105		$4,262		$4,452		$4,656		$5,012		(4)%	(18)%

30+ Delinq. % (a)	1.72%		1.89%		2.53%		2.90%		2.29%
NPL %	3.64		3.72		3.48		3.73		5.92
Charge-offs % (qtr. annualized)	2.41		2.95		3.78		6.69		3.73

Allowance / loans %	4.02%		4.22%		4.41%		4.67%		4.90%
Allowance / charge-offs	1.64	x	1.39	x	1.14	x	0.66	x	1.27	x

Key Portfolio Details
C&I (b)
Period-end loans ($ millions)	$541		$546		$549		$567		$580		(1)%	(7)%

30+ Delinq. % (a)	—%		0.12%		—%		0.18%		—%
NPL %	13.77		13.58		13.50		14.93		13.99
Charge-offs % (qtr. annualized) (c)	—		NM		6.15		0.37		NM

Allowance / loans %	4.78%		4.94%		5.29%		7.66%		7.95%
Allowance / charge-offs	NM		NM		0.84	x	20.42	x	NM

Income CRE
Period-end loans ($ millions)	$42		$43		$49		$52		$66		(2)%	(36)%

30+ Delinq. % (a)	—%		—%		8.84%		21.51%		—%
NPL %	14.07		14.45		15.93		18.80		23.20
Charge-offs % (qtr. annualized)	0.30		15.96		1.29		6.29		2.64

Allowance / loans %	9.51%		9.00%		8.08%		7.82%		9.01%
Allowance / charge-offs	31.70	x	0.50	x	6.09	x	1.09	x	2.29	x

Residential CRE
Period-end loans ($ millions)	$10		$13		$28		$38		$59		(23)%	(83)%

30+ Delinq. % (a)	—%		—%		1.79%		0.76%		1.49%
NPL %	65.64		56.20		29.77		44.39		45.06
Charge-offs % (qtr. annualized)	30.43		1.59		1.70		15.10		9.22

Allowance / loans %	5.40%		6.96%		9.40%		8.33%		7.90%
Allowance / charge-offs	0.15	x	2.82	x	4.65	x	0.41	x	0.71	x

Consumer Real Estate
Period-end loans ($ millions)	$2,427		$2,531		$2,535		$2,651		$2,765		(4)%	(12)%

30+ Delinq. % (a)	1.95%		2.06%		2.46%		2.26%		2.07%
NPL % (d)	0.96		1.04		0.92		1.05		0.81
Charge-offs % (qtr. annualized)	2.81		3.60		3.21		3.44		3.93

Allowance / loans %	3.56%		3.77%		4.27%		4.02%		3.98%
Allowance / charge-offs	1.24	x	1.06	x	1.30	x	1.14	x	0.99	x

Permanent Mortgage
Period-end loans ($ millions) (e)	$602		$604		$628		$657		$818		*	(26)%

30+ Delinq. % (a)	1.61%		2.25%		3.95%		6.35%		4.46%
NPL %	5.28		5.51		5.17		3.61		16.64
Charge-offs % (qtr. annualized) (f)	1.67		2.59		3.46		23.31		3.88

Allowance / loans %	4.56%		4.45%		3.17%		3.94%		5.24%
Allowance / charge-offs	2.68	x	1.67	x	0.90	x	0.14	x	1.32	x

Other Consumer
Period-end loans ($ millions)	$19		$20		$22		$25		$30		(5)%	(37)%

30+ Delinq. % (a)	3.52%		3.04%		2.85%		4.32%		2.07%
NPL %	9.32		10.39		9.83		20.12		31.24
Charge-offs % (qtr. annualized)	11.66		NM		30.70		19.63		19.98

Allowance / loans %	2.13%		2.68%		3.98%		6.98%		9.27%
Allowance / charge-offs	0.18	x	NM		0.12	x	0.33	x	0.41	x

Restricted Real Estate Loans and Secured Borrowings
Period-end loans ($ millions) (g)	$464		$505		$641		$666		$694		(8)%	(33)%

30+ Delinq. % (a)	2.74%		2.71%		3.15%		2.98%		2.85%
NPL % (d)	1.27		1.80		1.04		0.87		0.80
Charge-offs % (qtr. annualized)	3.15		2.52		3.63		4.46		4.76

Allowance / loans %	4.37%		5.04%		4.97%		4.86%		4.76%
Allowance / charge-offs	1.34	x	1.62	x	1.34	x	1.07	x	0.98	x

NM - Not meaningful

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Includes trust preferred loan portfolio and other exited businesses.
(c)	4Q11 includes an $8.9 million charge-off associated with one TRUP loan.
(d)	In 2Q12, the process for identifying current junior liens behind delinquent or modified first liens for nonaccrual status was refined. Q1 consumer NPLs have been represented to agree with Q2 presentation.
(e)	3Q11 includes the impact of the sale of $126 million in book value of nonperforming permanent mortgages.
(f)	3Q11 includes $40.2 million of net charge-offs (“NCO”) recognized due to sale of nonperforming mortgages.
(g)	2Q12 includes $447.5 million of consumer real estate loans and $16.9 million of permanent mortgage loans.

ROLLFORWARDS OF NONPERFORMING LOANS AND ORE INVENTORY

Unaudited

(Millions)	2Q12	1Q12	4Q11	3Q11	2Q11
NPL Rollforward (a)
Beginning NPLs	$270	$279	$341	$404	$462
+ Additions	21	22	17	36	31
+ Principal increase	1	1	1	2	2
- Resolutions and payments	(20)	(19)	(39)	(54)	(66)
- Net charge-offs	(12)	(10)	(37)	(22)	(15)
- Transfer to ORE	(1)	(3)	(3)	(10)	(5)
- Upgrade to accrual	(4)	—	(1)	(15)	(5)

Ending NPLs	$255	$270	$279	$341	$404

(a)	Includes Commercial and One-Time Close Portfolios only.

(Millions)	2Q12	1Q12	4Q11	3Q11	2Q11
ORE Inventory Rollforward (a)
Beginning balance	$59.1	$68.9	$80.1	$78.8	$94.4
Valuation adjustments	(4.2)	(5.2)	(4.4)	(4.3)	(4.6)

Adjusted balance	54.9	63.7	75.7	74.5	89.8
+ New ORE	8.1	10.2	13.9	17.0	17.0
+ Capitalized expenses	0.2	0.2	0.2	0.5	1.0
Disposals:
- Single transactions	(12.6)	(13.7)	(20.7)	(10.2)	(24.7)
- Bulk sales	(1.7)	(1.3)	(0.2)	(1.7)	(4.3)

Ending balance	$48.9	$59.1	$68.9	$80.1	$78.8

(a)	ORE excludes foreclosed assets related to government insured mortgages.

COMMERCIAL LOANS: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $8.0 Billion (49.3% of Total Loans)

% OS
General Corporate, Commercial, and Business Banking Loans	77%
Loans to Mortgage Companies	16%
Trust Preferred Loans	5%
Bank Holding Company Loans	2%

Income CRE Portfolio: $1.2 Billion (7.6% of Total Loans)

Top 10 States as of June 30, 2012	% NPL	% OS
Tennessee	3.18%	60%
North Carolina	11.67%	6%
Georgia	8.20%	6%
Florida	14.16%	5%
Mississippi	11.95%	5%
South Carolina	—%	4%
Texas	2.76%	3%
West Virginia	—%	3%
Alabama	—%	2%
Virginia	0.80%	1%

CONSUMER LOANS: PORTFOLIO METRICS

Unaudited

Consumer Real Estate (primarily Home Equity) Portfolio: $5.9 Billion (36.2% of Total Loans) (a)

Origination LTV and FICO for Portfolio as of June 30, 2012	Loan-to-Value
(excludes whole loan insurance)	<=60%	60% - <=80%	80% - 90%	>90%
FICO score greater than or equal to 740	12%	22%	16%	8%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	3%	2%
FICO score 660-699	2%	5%	2%	3%
FICO score 620-659	1%	2%	1%	1%
FICO score less than 620	— %	1%	1%	1%

Origination LTV and FICO for Portfolio - Regional Bank as of June 30, 2012	Loan-to-Value
(excludes whole loan insurance)	<=60%	60% -<=80%	80% -90%	>90%
FICO score greater than or equal to 740	13%	22%	17%	9%
FICO score 720-739	1%	4%	3%	2%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	2%	4%	3%	3%
FICO score 620-659	1%	2%	1%	1%
FICO score less than 620	1%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of June 30, 2012	Loan-to-Value
(excludes whole loan insurance)	<=60%	60% - <=80%	80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	16%	7%
FICO score 720-739	2%	5%	4%	2%
FICO score 700-719	2%	4%	4%	2%
FICO score 660-699	2%	5%	1%	3%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	— %	1%	1%	1%

Consumer Real Estate Portfolio Detail:
		Origination Characteristics							NCO’s %
Vintage	Balance ($ B)	W/A Age (mo.)	CLTV	FICO		% Broker (b)	% TN	% 1st lien	QTD
pre-2003	$0.2	127	76%	714		17%	44%	32%	0.59%
2003	$0.4	108	75%	729		16%	32%	38%	0.69%
2004	$0.6	95	79%	725		29%	21%	27%	1.42%
2005	$0.9	83	81%	730		19%	17%	16%	2.81%
2006	$0.8	72	78%	734		6%	23%	17%	4.10%
2007	$0.9	60	80%	738		15%	26%	18%	2.77%
2008	$0.4	49	75%	747		8%	72%	51%	(0.28) %
2009	$0.3	37	72%	752		— %	87%	58%	0.20%
2010	$0.3	37	80%	750		— %	92%	73%	— %
2011	$0.6	11	77%	760		— %	90%	85%	— %
2012	$0.5	3	76%	764		— %	89%	92%	— %
Total	$5.9	61	78%	740	(c)	11%	46%	41%	1.64%

(a)	For purposes of this disclosure, consumer real estate portfolio includes $447.5 million of restricted real estate loans and secured borrowings.
(b)	Correspondent and Wholesale.
(c)	740 average portfolio origination FICO; 731 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $0.8 Billion (4.7% of Total Loans) (a) (b) (c)

	Loan-to-Value
	<= 60%	60% - <=80%	80% - 90%	>90%
Origination LTV for Portfolio as of June 30, 2012	18%	71%	5%	6%

Top 10 States as of June 30, 2012	Del. %	% OS
California	3.57%	24%
Texas	4.58%	10%
Washington	1.90%	8%
Virginia	0.32%	6%
Maryland	0.36%	4%
Arizona	2.63%	4%
Oregon	8.70%	4%
North Carolina	5.71%	3%
Florida	9.52%	3%
Tennessee	4.77%	3%

(a)	For purposes of this disclosure, permanent mortgage portfolio includes $17.0 million of restricted real estate loans.
(b)	Documentation type: 69% full doc; 26% stated; 5% other.
(c)	Product type: 68% jumbo; 13% Alt A; 19% other.

NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	2Q12	1Q12	4Q11	3Q11	2Q11
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$2,514,406	$2,674,173	$2,684,637	$2,743,230	$2,681,382
Less: Noncontrolling interest (a)	295,165	295,165	295,165	295,165	295,165

(B) Total common equity	$2,219,241	$2,379,008	$2,389,472	$2,448,065	$2,386,217
Less: Intangible assets (GAAP) (b)	158,901	159,880	159,902	160,902	164,067

(C) Tangible common equity (Non-GAAP)	$2,060,340	$2,219,128	$2,229,570	$2,287,163	$2,222,150
Less: Unrealized gains on AFS securities, net of tax	63,679	67,077	67,069	79,358	58,068

(D) Adjusted tangible common equity (Non-GAAP) (c)	$1,996,661	$2,152,051	$2,162,501	$2,207,805	$2,164,082

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$25,492,955	$25,678,969	$24,789,384	$25,571,469	$25,054,066
Less: Intangible assets (GAAP) (b)	158,901	159,880	159,902	160,902	164,067

(F) Tangible assets (Non-GAAP)	$25,334,054	$25,519,089	$24,629,482	$25,410,567	$24,889,999

Period-end Shares Outstanding
(G) Period-end shares outstanding	248,810	252,667	257,468	263,619	263,699

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$2,626,268	$2,841,064	$2,850,452	$2,875,113	$2,818,535
Less: Noncontrolling interest—FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000

(I) Tier 1 common (Non-GAAP)	$2,131,452	$2,346,248	$2,355,636	$2,380,297	$2,323,719

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$20,055,000	$19,783,405	$20,026,412	$19,910,843	$19,589,310

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.13%	8.70%	9.05%	9.00%	8.93%
(A)/(E) Total equity to total assets (GAAP)	9.86%	10.41%	10.83%	10.73%	10.70%
(C)/(G) Tangible book value per common share (Non-GAAP)	$8.28	$8.78	$8.66	$8.68	$8.43
(B)/(G) Book value per common share (GAAP)	$8.92	$9.42	$9.28	$9.29	$9.05
(I)/(J) Tier 1 common ratio (Non-GAAP) (d)	10.63%	11.86%	11.76%	11.95%	11.86%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	10.30%	11.06%	11.50%	11.24%	11.25%
(D)/(J) Adjusted tangible common equity to risk weighted assets (Non-GAAP)
(“TCE/RWA”) (c) (d)	9.96%	10.88%	10.80%	11.09%	11.05%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$147,204	$146,073	$149,597	$140,072	$135,583
FTE adjustment	1,580	1,493	1,510	1,434	1,353

Net interest income adjusted for impact of FTE (Non-GAAP)	$148,784	$147,566	$151,107	$141,506	$136,936

Capital Markets
Net interest income (GAAP)	$5,613	$5,684	$5,527	$5,552	$5,509
FTE adjustment	160	140	106	81	76

Net interest income adjusted for impact of FTE (Non-GAAP)	$5,773	$5,824	$5,633	$5,633	$5,585

Corporate
Net interest income (GAAP)	$(4,110)	$(4,727)	$(3,764)	$(494)	$412
FTE adjustment	16	26	34	40	68

Net interest income adjusted for impact of FTE (Non-GAAP)	$(4,094)	$(4,701)	$(3,730)	$(454)	$480

Non-Strategic
Net interest income (GAAP)	$23,968	$24,899	$27,517	$31,210	$31,356
FTE adjustment	—	—	—	—	—

Net interest income adjusted for impact of FTE (Non-GAAP)	$23,968	$24,899	$27,517	$31,210	$31,356

Total Consolidated
Net interest income (GAAP)	$172,675	$171,929	$178,877	$176,340	$172,860
FTE adjustment	1,756	1,659	1,650	1,555	1,497

Net interest income adjusted for impact of FTE (Non-GAAP)	$174,431	$173,588	$180,527	$177,895	$174,357

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

GLOSSARY OF TERMS

Adjusted Tangible Equity/RWA: Common shareholders’ equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Business Segments: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Real Estate Loans and Secured Borrowings: Restricted loans are assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity and liabilities of a consolidated variable interest entity for which creditors (or beneficial interest holders) do not have recourse to the general credit of the primary beneficiary. Line item also includes loans from nonconsolidated variable interest entities that did not qualify for sale treatment. Such loans secure borrowings that are classified as term borrowings.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

First Horizon National Corporation Second Quarter 2012 Earnings July 20, 2012

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

3
Successful Execution:
2Q12 Accomplishments
Optimize
Business Mix for
Profitability &
Returns
Improve
Productivity
& Efficiency
Pre-tax charge of $272mm, after-tax impact of $168mm, EPS impact of ~$0.67
$250mm addition to mortgage repurchase reserve expected to cover losses resulting from current pending and projected repurchase requests from Fannie and Freddie
$22mm of expense for addition to litigation reserve
Executing $139mm of cost saves in Core Businesses
Regional Banking expenses down 1%
Regional Banking revenue per FTE of $66k, up 12% from $59k
Tier 1 ratio at 13.1%
Tier 1 Common at 10.6%
TCE/TA at 8.1%
Repurchased $126mm of common stock since October 2011
15.1 million shares at a volume weighted average price of $8.28 per share
Regional Banking pre-tax pre-provision net revenue at $70mm, up $10mm
Regional Banking pre-tax income at $65mm, down $9mm
Regional Banking average loans up 10%
Regional Banking average core deposits up 13%
Capital Markets fixed income average daily revenues at $1.1mm
Non-Strategic average loans decreased 19%
Net charge-offs declined 39%
Nonperforming assets down 38%
Deploy Capital
In Disciplined
Manner
All data is 2Q12 compared to 2Q11 unless otherwise noted. Pre-tax pre-provision net revenue and EPS impact are non-GAAP numbers, and a reconciliation is provided on slide 6 and in the appendix, respectively. Core Businesses include Regional Banking, Capital Markets, and Corporate segments.
3 Tier 1 and Tier 1 Common: current quarter is estimate; Tier 1 Common and TCE, & TA are non-GAAP numbers, and a reconciliation is provided in the appendix.
4 Does not include $0.03 broker commission paid.
1
1
2
4
1
2
3

FINANCIAL RESULTS 4

Consolidated Financial Results
Core Businesses pre-tax income at $65mm
Net loss available to common shareholders of
$125mm, with diluted EPS of $(0.50)
Total revenues at $332mm, down 11%
Regional Banking revenues up 3% due to higher NII
and improved fee income
Capital Markets revenues down 28% from lower
fixed income activity
Total average loans at $16B, down 1%
Regional Banking total average loans up 1%
Non-Strategic total average loans down 4%
Average core deposits at $16B, down 1%
Regional Banking average core deposits up 3%
Net interest margin at 3.16%, up 4bps due to lower
cash balances, higher loan fees and lower deposit costs
Total provision at $15mm
Net charge-offs at $40mm, down 14%
Significant Items:
$272mm expense related to GSE mortgage repurchase
and litigation reserves
$5mm of securities gain
5
Numbers and percentages may not add to total due to rounding.
All data is 2Q12 compared to 1Q12 unless otherwise noted.
Linked Quarter Comparison
1
Income Statement
Net interest income $173 $172 $173
Noninterest income $154 $202 $188
Securities gains / (losses), net $5 $0 $0
Total revenue $332 $374 $360
Noninterest expense $527 $322 $344
Pre-tax, pre-provision net revenue ($196) $52 $16
Provision $15 $8 $1
Pre-tax income / (loss) ($211) $44 $15
Taxes ($88) $11 ($4)
Continuing operations ($122) $34 $19
Net income / (loss) ($122) $33 $23
Net income / (loss) available
to common shareholders
($125) $31 $20
Common Stock Data
Diluted shares (in millions)
249 255 263
Diluted EPS from continuing ops ($0.50) $0.12 $0.06
Diluted EPS ($0.50) $0.12 $0.08
Balance Sheet
($ in billions)
Total average loans
$16.0 $16.0 $15.9
Total average deposits
$16.3 $16.4 $15.4
Loan yield
4.09% 4.08% 4.09%
Interest-bearing core deposit rate
0.44% 0.47% 0.64%
1Q12 2Q11 2Q12
1
Core Businesses include Regional Banking, Capital Markets, and Corporate segments. Core Businesses’ pre-tax income is a non-GAAP number and reconciliation is provided in the appendix
($ in millions)

6
Strength in Core Businesses:
Regional Banking
Pre-tax pre-provision net revenue up 5% to $70mm
Net interest income up 1%, driven by higher loan fees
Fee income up 8%
Deposit transaction fees up 5% due to increase in NSF
fees, debit card income, and cash management fees
Expenses up 2% primarily from technology
investments
Period end loans up 3%
Total average loans up 1%
Commercial loans flat
Consumer loans up 4%
Linked Quarter Comparison
Numbers may not add to total due to rounding.
All data is 2Q12 compared to 1Q12 unless otherwise noted.
1 ROA, NIM, and NCO / Average Loans are annualized.
1Q12 2Q11
Income Statement
Net interest income $147 $146 $136 1% 9%
NSF/overdraft fees $12 $11 $13 9% (8)%
Cash mgmt fees $9 $9 $10 4% (4)%
Debit card income $3 $3 $7 9% (60)%
Other $41 $37 $38 9% 7%
Noninterest income $65 $60 $68 8% (4)%
Total revenues $212 $206 $203 3% 4%
Noninterest expense $142 $139 $143 2% (1)%
Pre-tax pre-provision
net revenue
$70 $67 $60 5% 16%
Loan loss provision $5 ($7) ($14) NM NM
Pre-tax income $65 $74 $74 (12)% (12)%
Taxes $23 $27 $27 (14)% (14)%
Net income $41 $47 $47 (12)% (11)%
Balance Sheet
Total average loans $11.7 $11.5 $10.6 1% 10%
Total average deposits $15.1 $14.7 $13.3 3% 14%
Loan yield 3.91% 3.95% 3.98%
Deposit rate 0.36% 0.39% 0.54%
Bonefish Ratios
ROA
1
1.3% 1.5% 1.7%
NIM 5.11% 5.12% 5.17%
NCOs / average loans
1
0.51% 0.50% 0.68%
Fee income / revenue 31% 29% 33%
Efficiency ratio 67% 68% 70%
Regional Banking 2Q12 1Q12 2Q11
2Q12 vs
($ in millions)
($ in billions)

Regional Banking Commercial Loan
Pipeline & Fundings
Regional Banking Total Average Loans & Deposits
7
$1.0B
Significant focus to enhance profitability of balance
sheet, with spread up 11bps year-over-year and
relatively stable linked quarter
Loan pipeline remains solid
Areas of demand include C&I and Consumer
Growth in loans to mortgage companies and
consumer lending
Competitive conditions on pricing and structure are
challenging
Pricing credit for attractive returns on capital
Strength in Core Businesses:
Regional Banking Balance Sheet
Regional Banking Yields and Rates
400bps
Numbers/percentages may not add due to rounding.
1 Spread is loan yield minus deposit rate.
$1.0B
$0.0
$0.2
$0.4
$0.6
$0.8
2Q11 1Q12 2Q12
Pipeline
Funded
$8
$9
$10
$11
$12
$13
$14
$15
$16B
2Q11 3Q11 4Q11 1Q12 2Q12
Total Average Deposits Total Average Loans
0
100
200
300
2Q11 3Q11 4Q11 1Q12 2Q12
Spread Deposit Rate Loan Yield
344
350
356 356 355
¹

Strength in Core Businesses:
Capital Markets
8
Pre-tax income of $19.7mm vs $32.2mm
Total revenue of $81mm vs $112mm
Fixed income ADR of $1.1mm vs $1.6mm, decrease
driven by slower customer activity due to uncertain
interest rate outlook
Expenses decreased 24% linked quarter and 9%
from 2Q11, excluding the 2Q11 litigation settlement
charge of $36.7mm
Linked Quarter Comparison
Numbers may not add to total due to rounding.
All data is 2Q12 compared to 1Q12 unless otherwise noted.
1 ROA, NIM, and NCO / Average Loans are annualized.
1Q12 2Q11
Income Statement
($ in millions)
Net interest income $6 $6 $6 (1)% 2%
Noninterest income $75 $107 $78 (30)% (4)%
Total revenues $81 $112 $83 (28)% (3)%
Noninterest expense $61 $80 $103 (24)% (41)%
Pre-tax income / (loss) $20 $32 ($20) (39)% NM
Taxes $7 $12 ($8) (39)% NM
Net income / (loss) $12 $20 ($12) (38)% NM
Fixed income
average daily revenue
$1.1 $1.6 $1.1 (32)% (4)%
Bonefish Ratios
ROA
1
2.1% 3.4% (2.2)%
Efficiency ratio 76% 71% NM
Capital Markets 2Q12 1Q12 2Q11
2Q12 vs

Improving Productivity and Efficiency,
Expect Lower Environmental Costs
9
$139mm identified in cost savings, in addition to expected reduction in future Non-Strategic expenses over the long-
term
$123mm annualized impact in 2Q12 run rate
Executing ongoing efficiency initiatives, targeted to be largely completed by the end of 2012
$250mm of GSE-related mortgage repurchase expense in 2Q12 is expected to result in lower Non-Strategic expenses
Near-term offsets from technology investments and pension related expenses
Targeting ~$1B annualized level of consolidated expenses by the end of 2012, a 25-30% or ~$350mm reduction from the 2010 level
Core Businesses’
Expenses¹
$250mm
10%
$246²
$223
$150
$175
$200
$225
2Q11 2Q12
Numbers/percentages may not add due to rounding.
1
Core Businesses include Regional Banking, Capital Markets, and Corporate segments. Core Businesses’ expense is a non-GAAP number and reconciliation is provided in the appendix
2
Excludes the 2Q11 Capital Markets’ litigation settlement charge of $36.7mm.

Fannie
Freddie
Total GSE Loans Sold
Ginnie Loans Sold
Total Agency Loans Sold
Total Demands (Request Rate)
Resolved
Cumulative Average Rescission Rate
Average Loss Severity
10
Agency Mortgage Repurchase-Related Expenses
Mortgage Repurchase Reserve
Numbers may not add due to rounding.
As of 2Q12.
($ in millions)
Beginning Balance
Net Realized Losses
Provision
Ending Balance
2Q12
$161
$(51)
$250
$360
2Q11
$183
$(39)
$25
$169
3Q11
$169
$(53)
$53
$169
4Q11
$169
$(49)
$45
$165
1Q12
$165
$(53)
$49
$161
Originations: 2005-2008 Amount
$39.6B
$18.0B
$57.6B
$11.9B
$69.5B
$1.8B / 2.6%
$1.4B
45 - 55%
50 - 60%
Realized Losses plus Reserve through 1Q12
2Q12 Provision
Cumulative Total Losses plus Reserve
Total GSE Loans Sold 2005-08
Aggregate Expected Loss Ratio
% of Originations
% of Requests
% of Realized Losses
Repurchase %
31%
29%
25%
48%
69%
71%
75%
58%
~$500mm
~$250mm
~$750mm
$57.6B
1.3%
GSE Loans Sold Fannie        Freddie
GSE Loans Sold

11
Pipeline of requests increased to $431mm from $380mm in 1Q12
Agency requests increased by $85mm linked quarter, reflecting a backlog of requests
Mortgage insurer-related cancellations down $25mm from 2Q11 and down $2mm linked quarter
Resolutions up 6% linked quarter
2Q12 cumulative rescission rates continue to average in the 45-55% range
Average loss severity remains in the 50-60% range
No repurchase requests related to first lien FHN securitizations
Sold origination and servicing platform in August 2008
New Agency Repurchase
Requests by Vintage
Total Pipeline by Vintage
Total Pipeline of
Repurchase Requests
Mortgage Repurchase-Related Expenses
$300mm $500mm $500mm
$0
$50
$100
$150
$200
$250
2Q11 3Q11 4Q11 1Q12 2Q12
2006 & Prior 2007 2008
$0
$100
$200
$300
$400
2Q11 3Q11 4Q11 1Q12 2Q12
New Requests Resolved
Pipeline
$0
$100
$200
$300
$400
2Q11 3Q11 4Q11 1Q12 2Q12
2006 & Prior 2007 2008
1
Numbers may not add due to rounding. Data as of 2Q12.
1
Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan.
Excludes MI cancellation notices that have been reviewed and coverage has been lost.
MI cancellations that have resulted in lost coverage are included in management’s assessment of the adequacy of repurchase reserves. ²Requests reflect pipeline as of each respective quarter end.
2

$150mm
$100
$50
$0
-$50
-$100
4.0%
3.0%
2.0%
1.0%
0.0%
3.26%
2.77%
2.34%
2.17%
1.98%
$48
$66
$58
$75
$46
$40
$(65)
$(74)
$(65)
$(38)
$(25)
2Q11
3Q11
4Q11
1Q12
2Q12
Net Charge-Offs (NCOs)
Reserve Decrease
Reserve % of Loans (right axis)
Loan Sales NCOs

FIRST HORIZON NATIONAL CORPORATION

12
Successful Execution:
Asset Quality Trends Continue to Improve
2Q12 net charge-offs of $40mm
NCOs down 14% linked quarter and 39% vs 2Q11
Regional Banking NCOs down $3mm or 17% from 2Q11
Non-Strategic NCOs down $23mm or 48% vs 2Q11
Reserves for loan losses decreased $25mm linked quarter to $321mm or 1.98% of period end loans
Reserves and Net Charge-Offs
Numbers may not add due to rounding.
Data as of 2Q12, unless otherwise noted.

4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

($ in millions)
4Q11 1Q12 2Q12
Beginning ORE $80 $69 $59
   Valuation Adjustments ($4) ($5) ($4)
Adjusted Balance $76 $64 $55
+ New ORE $14 $10 $8
+ Capitalized Expenses $0 $0 $0
- Dispositions: ($21) ($15) ($14)
   Single Transactions ($21) ($14) ($13)
   Auctions - - -
   Bulk Sales (0) (1) (1)
Ending ORE $69 $59 $49
13
($ in millions)
4Q11 1Q12 2Q12
Beginning NPLs $341 $279 $270
+ Additions $17 $22 $21
+ Principal Increase $1 $1 $1
- Resolutions/Payments ($39) ($19) ($20)
- Net Charge-Offs ($37) ($10) ($12)
- Transfer to ORE ($3) ($3) ($1)
- Upgrade to Accrual ($1) -        ($4)
Ending NPLs $279 $270 $255
Successful Execution:
Non-Performing Assets Decline
Non-Performing Assets
1
NPAs down $44mm or 9% linked quarter and down
38% or $281mm year over year
NPA % at 2.32% in 2Q12 vs 4.09% in 2Q11
NPL levels down 8% linked quarter and down 38%
year over year
NPL % at 2.03% vs 3.62% in 2Q11
ORE balances declined from continued disposition
activity
NPL Activity from Commercial and OTC
2
ORE Activity
3
$1.2B
(1)%
(14)%
(9)%
(2)%
(11)%
(9)%
2%
(9)%
(22)%
(2)%
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
ORE NPLs
Numbers may not add due to rounding.
1 In 2Q12, the process for identifying currentjunior liens behind delinquent or modified first liens for nonaccrual status was refined. 1Q12 consumer NPLs have been representedto agree with 2Q12 presentation. 2 4Q11 net charge-offs include a $21mm loss from one bank-related relationship of a TRUP and bank holding company loan.
3 ORE excludes foreclosed real estate from government insured loans.

14
Building Long-Term Earnings Power:
FHNC Bonefish – Long-Term Targets
2Q12 Consolidated 2Q12 Core
1
Long-Term Targets
ROTCE
2
(22.6)% 15 - 20%
ROA
2
(1.96)% 0.94% 1.25 - 1.45%
NIM
2
3.16% 3.43% 3.50 - 4.00%
Tier 1 Common
3
10.6% 8.0 – 9.0%
NCO / Average Loans
2
1.01% 0.51% 0.30 - 0.70%
Fee Income / Revenue 47% 49% 40 - 50%
Efficiency Ratio 161% 76% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Certain core data is non-GAAP and a reconciliation is provided in the appendix.
2 ROTCE, ROA, NIM, and NCO / Average Loans are annualized.  ROTCE is a non-GAAP number, and a reconciliation is provided in the appendix.
3 Tier 1 Common: current quarter is estimate and a non-GAAP number, and a reconciliation is provided in the appendix.

15
Potential Impact of Recent NPR
Tier 1 Common Ratio
Current
Proforma
Estimated
NPR Impact
Expected
Improvements
& Run-Off
2Q12 Tier 1 Common of 10.6%
currently under Basel I
NPR Impact: ~(240)bps
Estimated 2Q12 Tier 1 Common
of 8.2% under Basel III
Improvements and Run-Off
Impact of ~+230bps
Theoretical Tier 1 Common of
10.5% under Basel III
Basel III Impacts
1
3
3
1
11.8%
11.9%
10.6% 10.6%
8%
9%
10%
11%
12%
4Q11 1Q12 2Q12 1Q12 Peer
Median²
1 2Q12 Tier 1 Common ratio is an estimate. Tier 1 Common is a non-GAAP number, and a reconciliation is provided in the appendix.
2 Source: SNL. Peer median includes top 50 publicly traded U.S. banks by total asset size at 1Q12.
3 The estimate of Tier 1 Common ratio reflects FHN’s current understanding of proposed Basel III rules and application of rules to its businesses including expected improvements (for theoretical Tier 1 Common) such as assumptions on retained earnings, run-off of non-strategic portfolios, balance sheet positioning, and credit quality.

FHN Is Well Positioned For Long-Term Earnings Power
16
Building a Foundation for Long-Term Earnings Power
FHN is successfully executing on key priorities:
1) Controlling what we can control
2) Differentiated core businesses
3) Expense leverage from efficiency initiatives
4) Managing mortgage repurchase risk
5) Improving asset quality
6) Capital flexibility

APPENDIX 17

18
2Q12 Credit Quality Summary by Portfolio
Net Charge-offs³
($ in millions)
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Other
¹
Permanent
Mortgage
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Permanent
Mortgage
Other Total
Period End Loans $7,441 $1,183 $79 $2,981 $278 $119 $541 $42 $10 $2,427 $602 $484 $16,186
30+ Delinquency 0.31% 0.55% 7.53% 0.76% 1.32% 0.49% 0.00% 0.00% 0.00% 1.95% 1.61% 2.78% 0.82%
Dollars $23 $7 $6 $23 $4 $1 $0 $0 $0 $47 $10 $13 $133
NPL % 1.11% 4.34% 40.77% 0.39% 0.15% 0.17% 13.77% 14.07% 65.64% 0.96% 5.28% 1.59% 2.03%
Dollars $83 $51 $32 $12 $0 $0 $74 $6 $6 $23 $32 $8 $328
0.45% 0.53% 2.26% 0.38% 2.99% NM 0.00% 0.30% 30.43% 2.81% 1.67% 3.50% 1.01%
Dollars $8 $2 $0 $3 $2 NM $0 $0 $1 $17 $3 $4 $40
Allowance $85 $25 $12 $28 $6 NM $26 $4 $1 $86 $27 $21 $321
Allowance / Loans % 1.14% 2.14% 14.72% 0.94% 2.26% NM 4.78% 9.51% 5.40% 3.56% 4.56% 4.28% 1.98%
Allowance / Charge-offs 2.64x 3.99x 6.24x 2.48x 0.76x NM NM 31.70x 0.15x 1.24x 2.68x 1.19x 2.00x
(1) Credit Card, Permanent Mortgage, and Other
(2) Restricted and Secured Consumer Real Estate Loans, OTC and Other Consumer.
(3) Net Charge-Offs are annualized
(NM) Not meaningful
(4) Exercised clean-up calls on jumbo securitizations in 2Q11 and 4Q10, which are now on balance sheet in the Corporate segment
Regional Banking Non-Strategic Corporate 4
Numbers may not add to total due to rounding.
Data as of 2Q12.
2
%

Data as of 2Q12.
1 TRUPs loan balance net of LOCOM of $34.2mm.
19
C&I Portfolio
Consolidated C&I Portfolio
C&I Loan Composition
4Q11 charge-offs included $21mm charge-off from one
bank-related relationship
C&I: Period End Loans to Mortgage Companies
Numbers may not add to total due to rounding.
$1.6B
$8.0B portfolio, diversified by industry, managed
primarily in Regional Banking
Includes loans to mortgage companies (included
within correspondent banking) of $1.3B in 2Q12 vs
$1.1B in 1Q12
Net charge-offs up $6mm linked quarter
C&I consolidated reserves of 1.39% at 6/30/12
All Other C&I
75%
TRUPs¹
5%
Bank- Related
2%
Correspondent
Banking
18%
0%
1%
2%
3%
4%
2Q11 3Q11 4Q11 1Q12 2Q12
$0.0
$0.4
$0.8
$1.2
2Q11 3Q11 4Q11 1Q12 2Q12
$0.6
$1.1
$1.4
$1.1
$1.3
30+ Delq. NPLs/Total Loans
Offs (Ann.) Net Charge

C&I Portfolio: TRUPs and Bank-Related Loans
2Q12
($ in millions)
TRUPs & Bank-Related Loans Total C&I Portfolio
Period End Balances $591 $7,982
Reserves $63 $111
Reserve Coverage 10.60% 1.39%
NPL % 15.36% 1.97%
NCO % 0.04% 0.42%
TRUPS and Bank-Related Loan Coverage
$591mm balances in TRUPs and bank-related loans
$291mm whole-loan TRUPs to banks
$156mm whole-loan TRUPs to insurance companies
$144mm loans to bank holding companies and loans secured by bank stock
Significant focus is directed at this portfolio
TRUPs and bank holding company loans are re-graded quarterly
Average TRUP size of $9mm
Ten TRUPs on deferral at 6/30/12
20
2
1
1
Numbers may not add to total due to rounding.
Data as of 2Q12.
1 Reserve coverage includes $34.2mm of LOCOM on TRUPs.
2 NCO % is annualized.

9%
6%
3%
0%
8.54%
6.27%
5.50%
5.59%
4.67%
2Q11
3Q11
4Q11
1Q12
2Q12
30+ Delq.
Net Charge-Offs¹
NPLs / Total Loans

Construction 16%
Land 7%
Mini-Perm/Non-Construction 77%

Hospitality 9%
Other 8%
Retail 25%
Land 7%
Industrial 13%
Multi-Family 19%
Office 19%

FIRST HORIZON NATIONAL CORPORATION

21
Income CRE Portfolio
Performance
Period end balances of $1.2B
97% managed in Regional Banking with relationship-
oriented customers
Proactively managing problem projects and maturities
to regulatory standards
Do not capitalize interest and do not fund interest on
distressed properties
Net charge-offs down $6mm linked quarter to $2mm
Reserves of 2.39% at 6/30/12
Continued improvement and stabilization
Loan Type NPLs By Product Type Collateral Type
Land
Other
3
Office
Retail
Multi-Family
Industrial
Hospitality
29.5%
12.3%
5.5%
1.3%
1.2%
1.0%
0.0%
Numbers may not add to total due to rounding. Data as of 2Q12.
1 Net charge-offs are annualized.
2 NPLs as a percentage of each portfolio.
3“Other” includes Non-Owner Occupied Single Family Residential and Multi-Use Projects.
2

22
Home Equity: Performance and Characteristics
Portfolio Characteristics Geographic Distribution
30+ Delinquency: Key Drivers
FICO Score-Origination Lien Position Channel
55%
% of portfolio
13% 12% 14% 6% 89% 11%
% of portfolio
41% 59%
% of portfolio
First Second Total
Balance
$2.4B $3.5B $5.9B
Original FICO
746 736 740
Refreshed FICO
744 723 731
Original CLTV
74% 81% 78%
Full Doc
86% 71% 77%
Owner Occupied
90% 96% 94%
HELOCs
$0.8B $2.7B $3.5B
Weighted Average
HELOC Utilization 50% 61% 59%
Core
Banking
Customers
TN
46%
CA
12%
GA
3%
FL
3%
Other
36%
0.78%
1.86%
2.43%
2.84%
5.35%
0%
2%
4%
6%
>=740 720 -
739
700 -
719
660 -
699
<660
1.57%
2.80%
0%
1%
2%
3%
Retail Wholesale
1.15%
2.09%
0%
1%
2%
3%
1st Lien 2nd Lien
Numbers and percentages may not add due to rounding.
Data as of 2Q12.
All charts and graphs include $447.5mm of restricted and secured consumer real estate loans.

23
Consumer Real Estate Portfolio
30+ Delinquency Net Charge-Offs
Non-Strategic Portfolio Run-Off
Industry = 6.75%
$50mm
$24
$40
$35
$31
$30
0.76%
2.04%
0%
1%
2%
3%
2Q11 3Q11 4Q11 1Q12 2Q12
$0
$10
$20
$30
$40
2Q11 3Q11 4Q11 1Q12 2Q12
$4B
16%
14%
15%
18%
15%
0%
5%
10%
15%
20%
$2
$3
2Q11 3Q11 4Q11 1Q12 2Q12
PE Balance Restricted and Secured Balances Constant Pre-Payment Rate (Right Axis)
1
All charts and graphs include $447.5mm of restricted and secured consumer real estate loans.
1
Source: McDash industry data as of April 2012.
Regional Banking
Non-Strategic Restricted
Regional Banking
Non-Strategic

$25B
$20
$15
$10
$5
$0
2005
2006
2007
2008
FNMA ("Fannie")
FHLMC ("Freddie")
GNMA("Ginnie")

FIRST HORIZON NATIONAL CORPORATION

[1]Requests include MI cancellation notices.

[2]Agencys account for 99.5% of all actual repurchase/make-whole requests in the pipeline as of 2Q12 and 93.6% of the active pipeline inclusive of PMI cancellation notices and all other claims.

24
Mortgage Repurchases:
Origination and Loan Characteristics
Agency and Pipeline Agency Originations
~$70B of Agency originations from 2005 to 2008
Received ~$1.8B
1
of Agency-related repurchase
requests to date or 2.6% of originations
Represent 99.5% of all active repurchase/make whole
requests in pipeline at 6/30/12
2
Pipeline of requests at $431mm in 2Q12, down 4%
from 2Q11, but up from $380mm in 1Q12
$362mm of Agency-related repurchase claims
$46mm of mortgage insurer-related cancellations
$2mm of non-Agency whole loan-related claims
$21mm of other non-repurchase requests
Other Whole Loan Sales/Non-Agency
Represent 0.5% of all active repurchase/make whole
requests in 2Q12 pipeline
Repurchase requests in the pipeline largely driven by
MI cancellations
Loans were bundled with other companies’ loans and
securitized by the purchasers
A trustee has commenced a legal action seeking
repurchase of FHN loans
Certain purchasers of FHN loans have requested
indemnity related to securitizations

25
Mortgage Repurchases:
First Horizon Branded Private Securitizations
FHN Alt-A Securitizations
1
$10B
$5B
2004-2007 FHN Private Mortgage Securitizations FHN Jumbo Securitizations
1 1
2
$0
$1
$2
$3
$4
2004 2005 2006 2007
Jumbo Original Balance (~$13B)
Jumbo Remaining Balance (~$4B)
$0
$2
$4
$6
$8
2004 2005 2006 2007
Alt-A Original Balance (~$20B)
Alt-A Remaining Balance (~$7B)
~$47B of FHN securitizations from 2000 to 2007
~$33B of FHN securitizations from 2004 to 2007
9 FHN securitizations of Jumbo loans called in 2Q11
and 4Q10
102 active first lien FHN mortgage securitizations,
comprised of 46 Jumbo and 56 Alt-A deals
Outstanding UPB of ~$11B
64% Alt-A
36% Jumbo
FHN private securitizations consisted of 60% Alt-A,
40% Jumbo, and no Subprime
Average FHN securitization size at origination of
$325mm was much smaller than the industry average
of $858mm
1 Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. FHN has not verified data accuracy. Excludes inactive deals.
Data as of May 2012 with June remits. Supplemental private securitization data provided on FHN’s website at ir.fhnc.com.
2 Aggregate original UPB of $3.8B. Upon recognition by FHN called loans are no longer subject to repurchase risk.

26
First Horizon Branded Private Mortgage Securitizations:
Risk Remains Manageable
FHN Private Securitization Repurchase Risk
Different than GSE Risk
FHN Private Mortgage Securitization Facts
¹
FHN private securitizations consisted of 60% Alt-A,
40% Jumbo, and no Subprime
Average FHN securitization size at origination of
$325mm was much smaller than the industry average
of $858mm
Six FHN securitization-related lawsuits outstanding
No repurchase requests related to first lien FHN
securitizations
67% of current UPB dollar-weighted 2004-2007 FHN
private securitizations are outperforming industry
cohort on cumulative loss
89% of current UPB dollar-weighted 2004-2007 FHN
private securitizations are outperforming industry
cohort on 60D+ delinquencies
100% of active FHN securitization deals are older
than 4 years
95% are older than 5 years
All deals will reach 5 years in age by year end 2012
1 Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. FHN has not verified data accuracy. Excludes inactive deals. Data as of May 2012 with June remits.
2 Two suits are from 2H10 and the other 2, including a suit by FHFA, are from 3Q11.  In 2 other suits, FHN is not a defendant but has received contractual indemnity claims from underwriter defendants.
Resolution
Representations
Access
Voting Rights
Generally, reps and warranties
are not as comprehensive as GSE
whole-loan reps and warranties
No specific representation and
warranty on third-party fraud in
the origination
Difficult for most non-agency
investors to access loan files
Investors can compel trustee loan
review and other action only if
they indemnify the trustee
Trustees can review loans and
seek repurchase on their own
Generally requires a coordinated
investor effort to compel trustees
to investigate and pursue
repurchase claims
Investor interests are not
necessarily aligned
Longer resolution process expected
Longer timeline may decrease
probability of successful claims
2

27
First Horizon Branded Private Mortgage Securitizations:
Delinquencies and Cumulative Losses
6% 12% 8% 11%
Vintage Remaining Balance / Total 2004-2007 Current Jumbo and Alt-A Balances
6% 29% 19% 9%
11% 12% 8% 9%
Vintage Original Balance / Total 2004-2007 Original Jumbo and Alt-A Balances
8% 27% 18% 7%
FHN
Industry
¹
0%
1%
2%
3%
4%
5%
6%
2004 2005 2006 2007
0%
6%
12%
18%
24%
2004 2005 2006 2007
0%
7%
14%
21%
28%
35%
2004 2005 2006 2007
0%
4%
8%
12%
16%
2004 2005 2006 2007
Jumbo 60+ Day Delinquencies
Jumbo Cumulative Losses
Alt-A 60+ Day Delinquencies
Alt-A Cumulative Losses
Numbers and percentages may not add to total due to rounding. Data as of May 2012 with June Remits.
Data source: LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis.  FHN has not verified the data accuracy.
1 Cohort (Industry) = Loans of similar type/vintage relevant reference group.
Supplemental private securitization data provided on FHN’s website at ir.fhnc.com.

FHFA Litigation Securitizations
$1.0B
$874mm*
28
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
Paid Off 54%
Performing UPB 34%
60D+ Delinquent² 7%
Cumulative Loss 5%
$0.0
$0.2
$0.4
$0.6
$0.8
1
($ in millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $118 $88 $74 $14 $8
FHAMS 2005-AA10     IA1 $140 $80 $55 $47 $8 $5
FHAMS 2005-AA11     IA1 $129 $68 $51 $45 $7 $10
FHAMS 2005-AA12
IIA1 $161 $70 $80 $66 $14 $11
FHAMS 2006-AA1      IA1 $230 $134 $81 $66 $16 $15
FHFA Total $874 $471 $355 $297 $59 $48
Numbers and percentages may not add to total due to rounding. Data source: June 2012 Trustee Reports and the FHFA lawsuit filed on 9/2/11.
1 In April 2007, the GSEs purchased the remaining $161mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit. This tranche had an origination balance of $213mm.
2 60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.
FHFA Litigation Certificate Breakdown

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income adjusted for impact of FTE. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
29
Numbers may not add to total due to rounding.
($ in millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Regional Banking
Net interest income (GAAP) $147.2 $146.1 $149.6 $140.1 $135.6
FTE adjustment $1.6 $1.5 $1.5 $1.4 $1.4
Net interest income adjusted for impact of FTE (Non-GAAP) $148.8 $147.6 $151.1 $141.5 $136.9
Capital Markets
Net interest income (GAAP) $5.6 $5.7 $5.5 $5.6 $5.5
FTE adjustment $0.2 $0.1 $0.1 $0.1 $0.1
Net interest income adjusted for impact of FTE (Non-GAAP) $5.8 $5.8 $5.6 $5.6 $5.6
Corporate
Net interest income (GAAP) ($4.1) ($4.7) ($3.8) ($0.5) $0.4
FTE adjustment $0.0 $0.0 $0.0 $0.0 $0.1
Net interest income adjusted for impact of FTE (Non-GAAP) ($4.1) ($4.7) ($3.7) ($0.5) $0.5
Non-Strategic
Net interest income (GAAP) $24.0 $24.9 $27.5 $31.2 $31.4
FTE adjustment $0.0 $0.0 $0.0 $0.0 $0.0
Net interest income adjusted for impact of FTE (Non-GAAP) $24.0 $24.9 $27.5 $31.2 $31.4
Total Consolidated
Net interest income (GAAP) $172.7 $171.9 $178.9 $176.3 $172.9
FTE adjustment $1.8 $1.7 $1.7 $1.6 $1.5
Net interest income adjusted for impact of FTE (Non-GAAP) $174.4 $173.6 $180.5 $177.9 $174.4

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of tangible assets, tangible common equity, tier 1 common capital, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
30
Numbers may not add to total due to rounding.
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
($ in millions)
2Q12 1Q12 4Q11 3Q11 2Q11
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,514.4 $2,674.2 $2,684.6 $2,743.2 $2,681.4
Less: noncontrolling interest 295.2 295.2 295.2 295.2 295.2
Total common equity 2,219.2 2,379.0 2,389.5 2,448.1 2,386.2
Less: intangible assets (GAAP)
1
158.9 159.9 159.9 160.9 164.1
Tangible common equity (Non-GAAP) 2,060.3 2,219.1 2,229.6 2,287.2 2,222.2
Less: unrealized gains on AFS securities, net of tax 63.7 67.1 67.1 79.4 58.1
Adjusted tangible common equity (Non-GAAP) 1,996.7 2,152.1 2,162.5 2,207.8 2,164.1
Tangible Assets (Non-GAAP)
Total assets (GAAP) $25,493.0 $25,679.0 $24,789.4 $25,571.5 $25,054.1
Less: intangible assets (GAAP)
1
158.9 159.9 159.9 160.9 164.1
Tangible assets (Non-GAAP) 25,334.1 25,519.1 24,629.5 25,410.6 24,890.0
Tier 1 Common (Non-GAAP)
Tier 1 capital
2
$2,626.3 $2,841.1 $2,850.5 $2,875.1 $2,818.5
Less: noncontrolling interest - FTBNA preferred stock 294.8 294.8 294.8 294.8 294.8
Less: trust preferred 200.0 200.0 200.0 200.0 200.0
Tier 1 common (Non-GAAP)
2
2,131.5 2,346.2 2,355.6 2,380.3 2,323.7
Risk Weighted Assets
Risk weighted assets
2
$20,055.0 $19,783.4 $20,026.4 $19,910.8 $19,589.3
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 8.13% 8.70% 9.05% 9.00% 8.93%
Total equity to total assets (GAAP) 9.86% 10.41% 10.83% 10.73% 10.70%
Tier 1 common ratio (Non-GAAP)
2
10.63% 11.86% 11.76% 11.95% 11.86%
Tier 1 capital to total assets (GAAP)
2
10.30% 11.06% 11.50% 11.24% 11.25%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)
2
10.27% 11.22% 11.13% 11.49% 11.34%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP)
2
11.87% 12.97% 13.05% 13.75% 14.02%
Total equity plus reserves to total assets (GAAP) 11.12% 11.76% 12.38% 12.49% 12.79%

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income, assets, net interest margin, net charge-
offs, fee income, revenue, expense and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
31
Numbers may not add to total due to rounding.
1 ROA and Net Charge-offs / Average loans are annualized.
2Q12
Return
on Assets
1
Net Interest
Margin
Net Charge-Offs/
Average Loans
1
Fee Income /
Total Revenue
Efficiency
Ratio
Regional Banking (GAAP) 1.35% 5.11% 0.51% 31% 67%
Capital Markets (GAAP) 2.07% 1.15% 0.0% 93% 76%
Corporate (GAAP) -0.51% -0.44% NM NM NM
Core Businesses (Non-GAAP) 0.94% 3.43% 0.51% 49% 76%
Non-Strategic (GAAP) -13.64% 2.11% 2.41% 30% 891%
Consolidated (GAAP) -1.96% 3.16% 1.01% 47% 161%
Regional Banking Revenue Per FTE
($ in 000s)
2Q12 1Q12 2Q11
Total Revenue $212,042 $205,974 $203,436
FTEs 3,189 3,160 3,428
Revenue Per FTE $66 $65 $59
2Q12 1Q12 2Q11
Regional Banking Pre-Tax Income (GAAP) $65 $74 $74
Capital Markets Pre-Tax Income (GAAP) $20 $32 -$20
Corporate Pre-Tax Income (GAAP) -$20 -$18 -$27
Core Businesses Pre-Tax Income (Non-GAAP) $65 $88 $27
Non-Strategic Pre-Tax Income (GAAP) -$275 -$44 -$12
Consolidated (GAAP) -$211 $44 $15
2Q12 1Q12 2Q11
Regional Banking Noninterest Expense (GAAP) $142 $139 $143
Capital Markets Noninterest Expense (GAAP) $61 $80 $103
Less: Capital Markets Litigation Expense (Non-GAAP) $0 $0 $37
Corporate Noninterest Expense (GAAP) $19 $23 $36
Core Businesses Noninterest Expense (Non-GAAP) $223 $242 $246
Non-Strategic Noninterest Expense (GAAP) $304 $80 $61
Consolidated Noninterest Expense (GAAP) $527 $322 $308
Pre-Tax Income
($ in millions)
Noninterest Expense
($ in millions)

Reconciliation to GAAP Financials

Numbers may not add to total due to rounding.
1 Because FHN recognized a net loss available to common shareholders in 2Q12, potentially issuable shares are excluded from diluted shares as they are anti-dilutive.
Excluding the previously announced repurchase and litigation charges, FHN would have recognized net income available to common shareholders.
As a result, pro-forma diluted shares are presented in order to include the dilutive impact of potentially issuable shares
Slides in this presentation use non-GAAP information of tangible common equity and per share impact to EPS data and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Per Share Impact (Non-GAAP)
(in millions, except per share)
2Q12
Previously announced pre-tax repurchase & litigation charges ($272)
Tax benefit (tax rate of 38.40%) $104
After-tax impact of repurchase & litigation charges ($168)
Diluted shares (GAAP) 249
Add: Effect of dilutive securities (pro-forma) 1
Pro-forma diluted shares
251
Per share impact for charges (Non-GAAP) ($0.67)
Diluted EPS (GAAP)
(in millions, except per share)
2Q12
Net income available to common shareholders ($125)
Diluted shares 249
Diluted earnings per share ($0.50)
Return on Tangible Common Equity
($ in millions)
2Q12
Average Common Equity (GAAP) $2,383
Intangibles (GAAP) ($159)
Tangible Common Equity (Non-GAAP) $2,223
Net Income Available to Common Shareholders (GAAP) ($125)
Annualized Return on Tangible Common Equity (Non-GAAP) -22.6%
1